Exhibit 99.1

SOCIAL POINT, S.L.

Financial Statements for the year

ended December 31, 2015

KPMG Auditores, S.L.

Torre Realia

Plaça d’Europa, 41-43

08908 L’Hospitalet de Llobregat

(Barcelona)

Independent Auditors’ Report

To the Board of Directors of
Social Point, S.L.

We have audited the accompanying financial statements of Social Point, S.L., (the “Company”) which comprise the balance sheet as of December 31, 2015, and the related income statement, statement of changes in equity and statement of cash flows for the year then ended, and the related notes to the financial statements.

Directors’ Responsibility for the Financial Statements

The Directors are responsible for the preparation and fair presentation of these financial statements in accordance with the Spanish General Chart of Accounts as detailed in note 2; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our qualified audit opinion.

Basis for Qualified Opinion

As more fully disclosed in Note 2.5 to the financial statements, the accompanying financial statements have been prepared solely for the purpose of meeting the requirements of Rule 3-05 of Regulation S-X of the US Securities and Exchange Commission (“Rule 3.05”). Rule 3.05 only requires the accompanying financial statements to be prepared as of and for the year ended December 31, 2015; accordingly no comparative financial information is presented. The Spanish General Chart of Accounts requires that financial statements be presented with comparative financial information.

Qualified Opinion

In our opinion, except for the omission of comparative financial information described in the Basis for Qualified Opinion paragraph above, the financial statements referred to above present fairly, in all material respects, the financial position of Social Point, S.L. as of December 31, 2015 and the results of its operations and its cash flows for the year then ended in accordance with the financial reporting framework applicable to the Company in Spain.

Emphasis of Matter

The Company prepared its financial statements in accordance with the Spanish General Chart of Accounts, which differs in certain respects from U.S. generally accepted accounting principles. Information relating to the qualitative nature of such differences is presented in note 18 to the financial statements. Our opinion is not modified with respect to this matter.

/s/ KPMG Auditores, S.L.

KPMG Auditores, S.L.

14 April 2017

SOCIAL POINT, S.L.

BALANCE SHEET

as of December 31, 2015

(Expressed in Euros)

	Notes	2015
Assets
NON-CURRENT ASSETS		10,003,639
Intangible assets	Note 5	250,827
Development		6,177
Patents, licences, trademarks and similar rights		8,847
Computer software		235,803
Property, plant and equipment	Note 6	2,047,007
Technical installations and other items		2,047,007

Non-current investments in Group companies and associates	Note 8.1	83,319
Non-current investments	Note 8.1	6,948,051
Deferred tax assets	Note 11	674,435

CURRENT ASSETS		37,089,030
Trade and other receivables		9,658,878
Trade receivables		8,006,824
Personnel		6,108
Current tax assets		616,314
Public entities, other	Note 11	1,029,632
Current investments	Note 8.2	8,656,244
Prepayments for current assets		820,208

Cash and cash equivalents		17,953,700

TOTAL ASSETS		47,092,669

Liabilities
EQUITY	Note 9	35,957,905
Capital and reserves		35,977,704
Capital		10,801
Share premium		10,684,055
Reserves		11,763,939
Legal and statutory reserves		9,945
Other reserves		10,770,013
Capitalisation reserve		983,981

Profit for the year		13,518,909
Valuation adjustments		(19,799)

NON-CURRENT LIABILITIES		2,566,142
Non-current provisions	Note 12	2,566,142
Long-term employee benefits		2,566,142

CURRENT LIABILITIES		8,568,622
Current provisions	Note 12	168,758
Current payables	Note 10	42,853

Trade and other payables		8,357,011
Other payables		7,488,678
Personnel		235,193
Public entities, other	Note 11	633,140

TOTAL EQUITY AND LIABILITIES		47,092,669

The accompanying notes 1 to 17 form an integral part of these financial statements.

SOCIAL POINT, S.L.

INCOME STATEMENT

for the year ended December 31, 2015

(Expressed in Euros)

Income Statement	Notes	2015

Revenues	Note 14.1	85,249,752
Services rendered		85,249,752
Supplies	Note 14.2	(24,132,663)
Subcontracted work		(24,132,663)
Other operating income		555
Non-trading and other operating income		555
Personnel expenses	Note 14.3	(13,947,764)
Salaries and wages		(10,273,746)
Employee benefits expense		(3,674,018)
Other operating expenses	Note 14.4	(28,917,185)
External services		(28,889,583)
Taxes		(15,872)
Losses, impairment and changes in trade provisions		(11,730)
Amortisation and depreciation	Notes 5 and 6	(516,972)
Impairment and losses on disposal of fixed assets		(10,159)

RESULTS FROM OPERATIONS		17,725,564
Finance income		52,713
Marketable securities and other financial instruments
Other		52,713
Finance costs		(2,240)

Exchange gains		186,667
NET FINANCE INCOME		237,140
PROFIT BEFORE INCOME TAX		17,962,704
Income tax	Note 11	(4,443,795)
PROFIT FOR THE YEAR		13,518,909

The accompanying notes 1 to 17 form an integral part of these financial statements.

SOCIAL POINT, S.L.

STATEMENT OF CHANGES IN EQUITY FOR 2015

A) STATEMENT OF COMPREHENSIVE INCOME

for the year ended December 31, 2015

(Expressed in Euros)

2015

PROFIT FOR THE YEAR	13,518,909

TOTAL INCOME AND EXPENSE RECOGNISED DIRECTLY IN EQUITY	(29,443)
- Measurement of financial instruments
Available-for-sale financial assets	(29,443)

TOTAL COMPREHENSIVE INCOME	13,489,466

The accompanying notes 1 to 17 form an integral part of these financial statements.

SOCIAL POINT, S.L.

STATEMENT OF CHANGES IN EQUITY

B) STATEMENT OF TOTAL CHANGES IN EQUITY

for the year ended December 31, 2015

(Expressed in Euros)

	Capital	Share premium	Legal reserve	Voluntary reserves	Other non- distributable Reserves	Profit for the year	Valuation adjustments	Total

Balance at January 1, 2015	10,801	10,684,055	9,945	1,914,186	—	9,839,808	9,644	22,468,439
Income and expense recognized	—	—	—	—	—	13,518,909	(29,443)	13,489,466
Distribution of 2014 profit	—	—	—	9,839,808	—	(9,839,808)	—	—
Other changes in equity (note 9.4)	—	—	—	(983,981)	983,981	—	—
Balance at December 31, 2015	10,801	10,684,055	9,945	10,770,013	983,981	13,518,909	(19,799)	35,957,905

The accompanying notes 1 to 17 form an integral part of these financial statements.

SOCIAL POINT, S.L.

STATEMENT OF CASH FLOWS

for the year ended December 31, 2015

(Expressed in Euros)

	Notes	2015
Profit for the year before tax		17,962,704
Adjustment to profit/(loss):		(784,041)
Amortisation and depreciation	Notes 5 and 6	516,972
Impairment	Note 14.4	11,730
Change in provisions	Note 12	(1,075,603)
Finance income		(52,713)
Finance costs		2,240
Exchange gains		(186,667)
Changes in operating assets and liabilities		(337,052)
Trade and other receivables		613,191
Other current assets		(344,873)
Trade and other payables		(615,307)
Other current liabilities		9,937
Other cash flows used in operating activities		(4,052,015)
Interest paid		(2,240)
Interest received		52,711
Income tax paid		(4,102,486)

CASH FLOWS FROM OPERATING ACTIVITIES		12.789.596

Payments for investments		(15,490,392)
Intangible assets	Note 5	(159,247)
Property, plant and equipment	Note 6	(1,383,101)
Other financial assets		(13,948,044)
Proceeds from sale of investments		6,128,993
Property, plant and equipment		20,296
Other financial assets		6,108,697
CASH FLOWS USED IN INVESTING ACTIVITIES:		(9,361,399)

Proceeds from and payments for financial liability instruments		(105,600)

Redemption and repayment of loans and borrowings		(105,600)
CASH FLOWS USED IN FINANCING ACTIVITIES:		(105,600)

EFFECT OF EXCHANGE RATE FLUCTUATIONS:		120,522
NET INCREASE IN CASH AND CASH EQUIVALENTS		3,443,119
Cash and cash equivalents at beginning of year		14,510,581
Cash and cash equivalents at year end		17,953,700

The accompanying notes 1 to 17 form an integral part of these financial statements.

SOCIAL POINT, S.L.

Notes to the Financial Statements

December 31, 2015

1.                            Activity of the Company

Social Point, S.L. (hereinafter the Company) was incorporated with limited liability under Spanish law on October 15, 2008. The Company currently has its registered office at Calle Llacuna, number 166 (Barcelona).

According to its by-laws, the Company’s statutory activity consists of the following:

•                Development and sale of software.

•                Development of web applications.

•                Advertising, entertainment and leisure services.

•                Marketing and technology consultancy.

The Company’s activity basically consists of the sale of virtual goods to users who play games developed by the Company, principally using Facebook (Facebook Ireland Limited), the Itunes Connect platform (through Apple Canada Inc., Apple Pty Limited, Apple Inc. and iTunes KK and iTunes S.a.r.l) the Google Play platform (through Google Inc. and Google Commerce Limited) and the Amazon platform (Amazon Digital Services, lnc. and Amazon EU, S.a.r.l). These platforms act as intermediaries, managing the collection of payments between the end users and the Company.

Given the nature of the Company’s activities, it does not have obligations, expenses, assets, provisions or contingencies of an environmental nature that could significantly affect its equity, financial situation or results. Consequently, the notes to these financial statements do not disclose any specific information relating to environmental issues.

2.                            Basis of Presentation

2.1.                  Legislative framework governing financial information applicable to the Company

These financial statements have been prepared in accordance with the legislation governing financial information applicable to the Company, which is established in:

a)                 The Spanish General Chart of Accounts approved by Royal Decree 1517/2007 and its sector adaptations, as well as amendments introduced by RO 1159/2010 of September 17, 2010.

b)                 The obligatory standards approved by the Spanish Accounting and Auditing Institute in drafting the Spanish General Chart of Accounts and its complementary standards.

c)                  All other applicable Spanish accounting legislation.

2.2.                  True and fair view

The accompanying financial statements have been prepared on the basis of the accounting records of the Company in accordance with legislation governing the financial reporting framework applicable and, in particular, with the accounting principles and criteria set forth therein to give a true and fair view of the equity and financial position and results of operations of the Company for the year then ended. These financial statements, have been authorised for issue by the Company’s directors on April 13, 2017.

2.3.                  Non-obligatory accounting principles applied

Only obligatory accounting principles have been applied. Additionally, the directors have prepared these financial statements taking into consideration all obligatory accounting standards and principles which have a significant effect thereon. The Company has not failed to apply any obligatory accounting principles.

2.4.                  Critical issues regarding the valuation and estimation of uncertainty

Estimates made by the Company’s directors have been used in the preparation of the accompanying financial statements to measure certain assets, liabilities, income, expenses and commitments recognised in the accounts. These estimates were as follows:

(Continued)

SOCIAL POINT, S.L.

Notes to the Financial Statements

Evaluation of possible impairment losses on certain assets (see note 4.3). Calculation of provisions (see note 4.10).

The useful lives of property, plant and equipment and intangible assets (see notes 4.1 and 4.2). Evaluation of litigation, commitments and contingent assets and liabilities.

Although estimates are calculated based on the best information available at the 2015 reporting date, future events may require changes to these estimates (up or down) in subsequent years. Any such changes would be recognised prospectively.

2.5.                  Comparative information

The purpose of these financial statements is to meet the reporting requirements of Rule 3-05 of Regulation S-X of the new shareholder (see note 17) and, accordingly, they do not include comparative figures.

2.6.                  Aggregation of items

Certain items in the balance sheet, income statement, statement of changes in equity and statement of cash flows are grouped to facilitate understanding, although if significant, a breakdown is included in the corresponding notes.

3.                            Distribution of Profit

The distribution of profit of the Company for the year ended December 31, 2015, approved by the shareholders at their annual general meeting held on June 28, 2016, is as follows:

2015
Basis of allocation
Profit for the year	13,518,909

Distribution
Voluntary reserves	13,518,909

At December 31, 2015 non-distributable reserves are as follows:

12/31/2015
Non-distributable reserves
Legal reserve	9,945
Non distributable reserve	983,981

Pursuant to article 25.1.b) of Income Tax Law 27/2014, the Board of Directors agreed in 2015 to appropriate a non-distributable capitalisation reserve of Euros 983,980.80 with a charge to voluntary reserves (see note 9.4). A reclassification of reserves was carried out, creating an appropriately named, separate item on the balance sheet for this new non-distributable reserve. This transaction was approved by the Shareholders at their general meeting.

(Continued)

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SOCIAL POINT, S.L.

Notes to the Financial Statements

4.                            Significant Accounting Policies

The accompanying 2015 financial statements have been prepared in accordance with the accounting principles contained in the Spanish General Chart of Accounts, the most significant of which are as follows:

4.1.                  Intangible assets

As a general rule, intangible assets are initially measured at cost of acquisition or production. Intangible assets are subsequently measured at cost less accumulated amortisation and any impairment losses.  These assets are amortised over their useful lives.

a)                 Development expenses

Development expenses are capitalised under the following conditions:

•                      Costs are clearly allocated and assigned for each project.

•                      When there is evidence of the project’s technical success and economic-commercial feasibility.

Assets of this nature are amortised on a straight-line basis over their useful lives (five years):

Where there are doubts as to the project’s technical success or economic feasibility, the amounts recognised under assets are taken directly to the income statement. In 2015, the Company has not capitalised any development expenses as it cannot reasonably guarantee the success of the projects being carried out. Therefore, the development expenses incurred are recognised as an expense in the year they are incurred.

b)                 Patents

This line item includes amounts paid for the acquisition of industrial property or the right to use different forms of industrial property, or expenses incurred when registering the industrial property developed by the Company.

c)                  Computer software

Computer software reflects the cost incurred for the acquisition and development of computer software, including website development costs. Computer software maintenance costs are expensed as incurred. Amortisation is on a straight-line basis over a period of three years.

4.2.                  Property, plant and equipment

Property, plant and equipment is initially measured at cost of acquisition and is subsequently recognised less accumulated depreciation and any impairment, in accordance with the criteria mentioned in note 4.3.

Repair and maintenance costs of property, plant and equipment are recognised in the income statement when incurred. Conversely, amounts invested to improve the capacity or efficiency or to extend the useful lives of assets are recognised as an increase in the cost of those assets.

For assets that will not be available for use for more than one year, capitalised costs include borrowing costs accrued until the assets are ready for use that relate to loans or another type of external, specific or general financing directly attributable to the acquisition or production of the asset.

(Continued)

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SOCIAL POINT, S.L.

Notes to the Financial Statements

Depreciation is provided on a straight-line basis using the annual depreciation rates calculated considering the estimated useful lives of the assets, as follows:

Depreciation rate
Technical installations	10%
Furniture	10%
Information technology equipment	25%
Other property, plant and equipment	10%

Disposals are recognised by writing off the cost of the assets and the corresponding accumulated depreciation.

4.3.                  Impairment of property, plant and equipment and intangible assets

At each year end or when there are indications of impairment, the Company tests assets for impairment losses that would reduce their recoverable amount to less than their carrying amount.

The recoverable amount is the higher of fair value less costs to sell and value in use.

When an impairment loss is subsequently reversed (not permitted in the case of goodwill), the carrying amount of the asset or cash generating unit is increased by the revised estimate of its recoverable amount. The increased carrying amount of an asset cannot exceed the carrying amount that would have been determined had no impairment losses been recognised in prior years. Reversals of impairment are recognised as income.

At the 2015 reporting date the Company’s directors have not detected any indications of impairment of property, plant and equipment or intangible assets.

4.4.                  Leases

Leases in which the terms of the contract imply that the risks and rewards incidental to ownership of the asset are substantially transferred to the lessee are classified as finance leases; otherwise they are classified as operating leases.

The Company has analysed all its leases and concluded that they are all operating leases.

Expenses deriving from operating lease agreements are taken to the income statement in the year in which they are accrued.

Any payment received or made on entering into an operating lease is considered as revenue received in advance or a prepayment and taken to the income statement over the lease term in accordance with the pattern of economic benefits transferred or received.

4.5.                  Financial instruments

4.5.1.        Financial assets. Classification:

The Company’s financial assets can be categorised as follows:

1)                 Loans and receivables: these balances comprise financial assets originating from the sale of goods or the rendering of services related to the Company’s trading operations or those which, while non-commercial in origin, do not constitute equity instruments or derivatives, are receivable in a fixed or determinable amount and are not quoted in an active market. This category also includes security deposits paid.

2)                 Held-to-maturity investments: debt securities with fixed maturity and determinable payments traded on an active market and that Company management has the positive intention and ability to hold to maturity.

3)                 Equity investments in Group companies, associates and jointly controlled entities: Group companies are those over which the Company exerts control whereas associates are entities over which the Company has significant influence. In addition, jointly controlled entities include entities over which the Company exercises control together with one or more partners, by virtue of an agreement.

(Continued)

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SOCIAL POINT, S.L.

Notes to the Financial Statements

4)                  Available-for-sale financial assets: comprise debt securities and equity instruments of other companies not classified in any of the above categories.

Initial measurement

Financial assets are recognised initially at the fair value of the consideration given plus any directly attributable transaction costs.

Subsequent measurement

Loans, receivables and held-to-maturity investments are measured at amortised cost.

Investments in Group companies, associates and jointly controlled entities are measured at cost net of any accumulated impairment. These allowances are calculated as the difference between the carrying amount and the recoverable amount, which is the higher of fair value less costs to sell and the present value of future cash flows deriving from the investment. In the absence of better evidence of the recoverable amount, the equity of the investee is taken into consideration, corrected for net unrealised gains existing at the measurement date (including any goodwill).

Finally, available-for-sale financial assets are stated at fair value. Changes in the fair value are recognised in equity until these assets are sold or subject to stable or other than temporary impairment, at which time the cumulative balance of this account previously recognised in equity is taken to the income statement. In this regard, other than temporary impairment is presumed to exist if the market value of the asset has fallen by more than 40% or if there has been a prolonged fall in market value over a period of 18 months without the value having recovered.

The Company tests financial assets not carried at fair value for impairment at least at each year end. Objective evidence of impairment is considered to exist when the carrying amount of the financial asset exceeds the recoverable amount. Impairment is recognised in the income statement when it arises.

In particular, the Company calculates impairment of trade and other receivables by performing an individual analysis of the credit risk.

Derecognition of assets

The Company derecognises financial assets when they expire or when the rights to the cash flows from the financial asset have been transferred and the risks and rewards of ownership have been substantially transferred. This is the case in binding agreements for sales of assets or transfers of trade receivables in factoring transactions in which the Company retains no credit or interest rate risk.

The Company does not derecognise financial assets when it retains substantially all the risks and rewards incidental to ownership of the transferred financial asset, but instead recognises a financial liability for the same amount as the consideration received.

4.5.2           Financial liabilities

Financial liabilities comprise debts and payables deriving from the purchase of goods and services relating to the Company’s commercial operations, or also those which, although non-commercial in origin, cannot be considered as derivative financial instruments.

Debts and payables are initially measured at the fair value of the consideration received, adjusted for any directly attributable transaction costs. These liabilities are subsequently carried at amortised cost.

The Company derecognises financial liabilities when the obligations that generated them are extinguished.

4.6.                  Cash and cash equivalents

This item includes cash on hand, current bank accounts and deposits which comply with all the following requirements:

•                      They are convertible into cash.

•                      They have a maturity of three months or less on the date of acquisition.

(Continued)

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SOCIAL POINT, S.L.

Notes to the Financial Statements

•                      They are not subject to a significant risk of changes in value.

•                      They form part of the Company’s usual cash management policy.

4.7.                  Classification as current and non-current

Current assets are assets associated with the normal operating cycle, which in general is considered to be one year; other assets which are expected to mature, be disposed of or be realised within twelve months after the end of the reporting period; financial assets held for trading, except for financial derivatives that will be settled in a period exceeding one year; and cash and cash equivalents. Assets that do not meet these requirements are classified as non-current assets.

Similarly, current liabilities are liabilities associated with the normal operating cycle, financial liabilities held for trading, except for financial derivatives that will be settled in a period exceeding one year; and, in general, all obligations that will mature or be extinguished in the short term. All other liabilities are classified as non-current liabilities.

4.8.                  Income tax

The income tax expense and tax income for the year comprises current and deferred tax.

Current tax reflects income tax settlements payable for the year. Deductions and other tax relief applicable to payable taxes, excluding withholdings and payments on account, and tax loss carryforwards applied in the current reporting period are accounted for as a reduction in current tax.

Deferred tax income or expenses derive from the recognition and cancellation of deferred tax assets and liabilities. These include temporary differences, which are defined as the amounts which are expected to be paid or recovered in the future for differences between the carrying amount of assets and liabilities and their tax value, as well as unused tax loss carryforwards and deductions. These amounts are recognised by applying the rate of tax at which they are expected to be recovered or settled.

Deferred tax liabilities are recognised for all temporary differences, unless the temporary difference arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting profit nor taxable income.

Deferred tax assets are recognised only to the extent that it is probable that the Company will obtain future tax profits against which they can be offset.

Deferred tax assets and liabilities originating from operations with debits or credits to equity items are also recognised with a balancing entry in equity.

Recognised deferred tax assets are re-calculated at each accounting close and the necessary adjustments made where doubts exist as to their future recovery.

Unrecognised deferred tax assets are also evaluated at year end and subsequently recognised provided that their offset against future tax profits is probable.

4.9.                  Income and expenses

Income and expenses are recognised on an accruals basis, considering the actual flow of the goods and services they represent, irrespective of collections and payments. Income is calculated at the fair value of the consideration received, net of discounts and taxes.

Revenue from services rendered is recognised in the income statement by reference to the stage of completion at the reporting date, provided that the outcome of the transaction can be reliably estimated.

Interest earned on financial assets is recognised using the effective interest method. Dividends are recognised when the shareholder’s right to receive payment is established. Interest and dividends generated by financial assets after their acquisition are taken to income.

(Continued)

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SOCIAL POINT, S.L.

Notes to the Financial Statements

4.10.           Provisions and contingencies

When preparing the financial statements the Company’s directors made a distinction between:

1.                  Provisions: balances payable for current obligations deriving from past events, settlement of which will probably require an outflow of undetermined resources as regards the amount and/or date of settlement.

2.                  Contingent liabilities: possible obligations arising from past events, the future materialisation of which is conditional on the occurrence or not of one or more events beyond the Company’s control.

The financial statements include all the provisions for amounts for which it is considered that it is more likely than not that the obligation will have to be settled. Contingent liabilities are not recognised in the financial statements, but rather are disclosed in the notes, unless the possibility of their materialising is considered to be remote.

Provisions are measured at the present value of the best possible estimate of the amount necessary to settle or transfer the obligation, taking into account available information on the event and its consequences, and any adjustments arising from the restatement of these provisions are recognised as a finance cost as they are accrued.

Reimbursements from third parties of the expenditure required to settle an obligation are recognised as a separate asset provided that it is virtually certain that the reimbursement will be received, except in the case that a legal relationship exists through which part of the risk has been externalised, and by virtue of which the Company will not be obliged to respond; in this situation, the compensation will be taken into account to estimate the amount for which, where applicable, the corresponding provision should be recognised.

4.11.           Termination benefits

By law, in certain circumstances the Company is liable to pay termination benefits to employees whose services are discontinued. Consequently, termination benefits that can be reasonably quantified are recognised as an expense in the year in which a valid expectation is raised among the affected parties. There is no provision for this item in the accompanying financial statements as situations of this nature are currently not expected to arise.

4.12.           Equity items of an environmental nature

Environmental assets are those items that the Company uses in its activities on a permanent basis to minimise the environmental impact of its activity and protect and improve the environment, including the reduction and elimination of future pollution.

Due to its nature, the Company’s activity does not have a significant impact on the environment.

4.13.           Long-term employee benefits

In 2012 the Company implemented a plan linked to the increase in value of Social Point, S.L., whereby certain employees participating in this plan will receive a cash amount linked to the occurrence of certain triggering events under certain conditions. The amount of the incentive will be set by the increase in the market value of the notional interest in the Company granted to the beneficiary from the date of participation to the plan until the triggering event occurs.

Transactions in which goods and services received, including services rendered by employees, are settled by the Company through own equity instruments, such as share options or rights over the revaluation of shares, will be considered as share-based payment transactions.

Recognition

The Company recognises the goods or services received as an expense based on their nature, at the date they are obtained and the corresponding liability once the transaction has been settled in cash at an amount based on the value of the equity instruments. The liability is recognised to the extent that the Company incurs a present obligation to settle in cash. Plan participants are required to complete a certain period of services, therefore the expense is recognised as these services are rendered over the period from the date the options are given until the date the triggering event is estimated to occur.

(Continued)

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SOCIAL POINT, S.L.

Notes to the Financial Statements

Measurement

The goods or services received and the liability to be recognised are measured at fair value of the liability at the date the requirements for their recognition are met.

The liability is subsequently measured until settlement at its fair value at each year end, and any changes in value taking place during the year are taken to the income statement.

In 2015, the recognition of the liability at fair value resulted in the reversal of a provision of Euros 1,128 thousand recognised for this purpose in the income statement under personnel expenses as explained in note 12.

4.14.           Foreign currency transactions

The functional currency used by the Company is the Euro. Consequently, operations in currencies other than the Euro are considered to be denominated in foreign currency. The criterion followed throughout the year was to apply to the current month, the exchange rate of the last day of the previous month published on the OANDA website (OANDA is a financial services company). Exchange gains and losses are taken directly to the income statement in the year they are incurred.

5.                            Intangible Assets

Movement in this item for 2015, as well as the most significant information is as follows:

	Euros
Cost	01/01/2015	Additions	12/31/2015
Development	26,127	—	26,127
Patents	26,589	2,650	29,239
Computer software	317,713	156,597	474,310
Total cost	370,429	159,247	529,676

	Euros
Amortisation	01/01/2015	Additions	12/31/2015
Development	(14,683)	(5,267)	(19,950)
Patents	(13,326)	(7,066)	(20,392)
Computer software	(114,519)	(123,988)	(238,507)
Total amortisation	(142,528)	(136,321)	(278,849)

Euros
Total intangible assets	31/12/2015
Cost	529,676
Amortisation	(278,849)
Net total	250,827

The main additions in 2015 are investments made in licences to use animation software.

(Continued)

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SOCIAL POINT, S.L.

Notes to the Financial Statements

At the 2015 reporting date, the Company had the following fully amortised intangible assets still in use:

Cost (in Euros)
Description	2015
Patents	9,333
Computer software	39,397
Total intangible assets	48,730

6.                            Property, Plant and Equipment

Movement in this item for 2015, as well as the most significant information is as follows:

	Euros
Cost	01/01/2015	Additions	Disposals	12/31/2015
Technical installations	234,989	371,354	—	606,343
Furniture	265,262	285,998	—	551,260
Information technology equipment	967,351	638,460	(39,049)	1,566,762
Other property, plant and equipment	10,144	87,289	—	97,433
Total cost	1,477,746	1,383,101	(39,049)	2,821,798

	Euros
Amortisation	01/01/2015	Additions	Disposals	12/31/2015
Technical installations	(41,089)	(41,917)	—	(83,006)
Furniture	(45,126)	(37,771)	—	(82,897)
Information technology equipment	(325,202)	(294,048)	18,753	(600,497)
Other property, plant and equipment	(1,476)	(6,915)	—	(8,391)
Total depreciation	(412,893)	(380,651)	18,753	(774,791)

Euros
Total property, plant and equipment	12/31/2015
Cost	2,821,798
Depreciation	(774,791)
Net total	2,047,007

The additions in 2015 mainly reflect the investments made in information technology equipment and furniture due to the Company’s increased activity.

(Continued)

9

SOCIAL POINT, S.L.

Notes to the Financial Statements

At the 2015 reporting date, the Company had the following fully depreciated property, plant and equipment still in use:

Cost (in Euros)
Description	12/31/15
Furniture	1,051
Information technology equipment	87,499
Total property, plant and equipment	88,550

The Company has taken out insurance policies to cover the possible risk of damage to its property, plant and equipment. At the 2015 reporting date these risks were fully insured.

7.                            Operating Leases

At the 2015 reporting date, the Company had contracted with the lessors the following minimum lease payments, in accordance with the contracts currently in force, without taking into account general expenses to be re-invoiced to the Company, future increases in the CPI, or future negotiations of the rent agreed in the contracts:

Operating Leases Minimum Payments	Euros
Less than one year	1,004,166
One to five years	4,366,048
Total	5,370,214

Operating lease payments recognised as an expense in 2015 are as follows:

Euros
2015
Lease expenses	656,559
Total	656,559

At 2015 year end the most significant operating lease held by the Company as a lessee was for the rental of an additional six floors and an additional module of the already occupied building, with a total surface area of 3,918.20 m2 (602.8m2 each floor and 301.4m2 in the module) and the rental of 17 parking spaces in Barcelona. This new lease has an inception date of July 1, 2015 and has a duration of four years, with the possibility of annual renewal if both parties agree.  The lease payment increases are pegged to annual increases in inflation (CPI).

The initial lease agreement signed on November 24, 2011 only included one floor and a module on another floor (904.2m2). On June 26, 2012 an addendum to the agreement was signed, which included the lease of another module on the floor (301.4m2). On February 6, 2013 a third addendum to this agreement was signed, which included the lease of another floor in the same building (602.8m2). On February 17, 2014 a fourth addendum was signed, which included a module in the same building (301.4m2).

(Continued)

10

SOCIAL POINT, S.L.

Notes to the Financial Statements

8.                                     Investments

8.1.                  Non-current investments

a)                 Details of non-current investments at the 2015 reporting date are as follows:

	Euros
	Non-current investments
Categories	01/01/2015	Additions	Disposals	Transfers	12/31/2015
Security deposits paid	59,639	123,370	(59,038)	—	123,971
Non-current deposits	1,003,798	—	—	(1,003,798)	—
Assets available for sale	2,009,644	5,063,668	(249,232)	—	6,824,080
Total	3,073,081	5,187,038	(308,270)	(1,003,798)	6,948,051

Security deposits paid mainly comprise the total amounts extended by the Company to secure the lease agreement for the work centre it leases (note 7).

Non-current deposits include the fixed-term deposits in banks maturing in 2016, which were transferred to current deposits in 2015.

Under assets available for sale the Company has recognised an investment in an international securities account managed by BNP Paribas Wealth Management, which is invested in different limited-risk investment funds. As explained in note 4.5.1, these investments are recognised at fair value based on their net asset value at year end, resulting in a negative impact on equity of Euros 29,443 due to their change in value.

b)                 Details of non-current investments in Group Companies at the 2015 reporting date are as follows:

Information on the subsidiary Parrot Games, S.L. at December 31, 2015 is as follows:

Name	Parrot Games, S.L.

Address	C/Llacuna 166,Planta 11

Activity	Development of web applications Advertising, entertainment and leisure services

Euros
% of capital owned	100%
Share capital	4,000
Profit for the year	87,928
Carrying amount	4,000

Non-current investments in Group companies and associates reflect the Euros 4,000 paid to incorporate Parrot Games, S.L. on October 13, 2014.  It also reflects a loan of Euros 4,333 extended to this company in 2014 and 2015.

(Continued)

11

SOCIAL POINT, S.L.

Notes to the Financial Statements

Information on the subsidiary Social Point KK at December 31, 2015 is as follows (in Euros):

Name	Social Point Kabushiki Kaisha

Address	Minato-ku, Tokyo (Japan).

Activity	Development of web applications Advertising, entertainment and leisure services

Euros
% of capital owned	100%
Share capital	74,986
Loss for the year	(443)
Carrying amount	74,986

In 2015 Euros 74,986 were invested in the incorporation of the Japanese subsidiary Social Point KK.

8.2.                  Current investments

Details of current investments at the 2015 reporting date are as follows:

	Euros
	Current investments
Categories	01/01/2015	Additions	Disposals	Transfers	12/31/2015
Current deposits	4,796,629	7,652,446	(4,796,629)	1,003,798	8,656,244
Total	4,796,629	7,652,446	(4,796,629)	1,003,798	8,656,244

At 2015 year end current investments mainly comprise short-term deposits.

8.3.                  Qualitative information on the nature and level of risk of financial instruments

8.3.1           Qualitative information

The financial risk management of the Company is centralised under Finance Management, which has mechanisms in place to control exposure to interest rate and exchange rate fluctuations, as well as to credit and liquidity risk. The main financial risks affecting the Company are as follows.

a)                 Credit risk:

The Company generally deposits cash and cash equivalents in financial institutions that have high credit ratings.

The Company has no credit insurance to secure receivables from customers due to the apparent solvency of those carrying out a significant volume of transactions.

The Company carries out a high volume of transactions involving small amounts for services rendered electronically to multiple customers.  Nevertheless the collection of amounts due for these services is managed by four intermediaries.

b)                 Liquidity risk:

To ensure sufficient liquidity to meet all the payment commitments deriving from its activity, the Company has the cash shown on its balance sheet.

c)                  Market risk:

The Company operates internationally and is therefore exposed to currency risk when operating with foreign currencies, especially with regard to the US Dollar.

(Continued)

12

SOCIAL POINT, S.L.

Notes to the Financial Statements

8.3.2.        Quantitative information:

a)                 Credit risk:

2015
% of transactions with customer A	52%
% of transactions with customer B	36%

b)                 Market risk:

2015
Percentage of receivables in US Dollars for which no exchange rate insurance has been arranged.	100%

9.                            Equity, Capital and Reserves

At the 2015 reporting date the share capital of the Company was Euros 10,801 thousand, represented by 216,015 shares of Euros 0.05 par value each, subscribed and fully paid in.

Social Point, S.L. was incorporated on October 15, 2008 with share capital of Euros 60,000, represented by 600 shares with a par value of Euros 60 each, all of the same class, fully subscribed and paid.

At the general meeting on June 20, 2011 the Shareholders agreed to a share split, by number and par value. The shares were split in the proportion of 100 new shares for each former share and consequently, the share capital was represented by 60,000 shares, each with a par value of Euros 1. It was also agreed to reduce the share capital by Euros 57,000 with a credit to voluntary reserves, thus the share capital became Euros 3,000. This was carried out by reducing the par value of the 60,000 shares representing share capital by Euros 0.95 per share. As a result of this operation, share capital was represented by 60,000 shares, each with a par value of Euros 0.05.  On the same date, the shareholders agreed to increase share capital by Euros 2,012.50 through the issue of 40,250 new shares with a par value of Euros 0.05 each, bringing share capital to Euros 5,012.50 represented by 100,150 shares.

Additionally, at the same Shareholders’ meeting, it was agreed to create two classes of shares (Class A and B) granting different rights to each respective holder in accordance with the Company’s articles of association. Based on the above, 91,226 and 9,024 shares were converted into Class A and Class B shares, respectively.

Subsequently, on June 20, 2011, the Shareholders agreed to increase share capital by Euros 1,503.40 through the issue of 30,068 new Class B shares with a par value of Euros 0.05 each and a total share premium of Euros 998,496.60, bringing share capital to Euros 6,515.90 represented by 130,318 shares.

At the general meeting held on October 10, 2011, the Shareholders agreed to increase share capital by Euros 753.8 through the issue of 15,076 new Class B shares with a par value of Euros 0.05 each and a total share premium of Euros 1,099,246.20, bringing share capital to Euros 7,269.70 represented by 145,394 shares and with the share premium standing at Euros 2,097,742.80.

At the general meeting held on June 25, 2012, the Shareholders approved the creation of a new class of shares (Class C) and the conversion of 4,797 Class A shares into Class C shares, while maintaining the existing numbering.

Additionally, at the same general meeting, the Shareholders agreed to increase share capital through a debt to equity swap involving a capitalisable, subordinated participating loan arranged by the Company on February 28, 2012 with a shareholder in an amount of Euros 263.75 by creating 5,275 new Class C shares, with a par value of Euros 0.05 each, bringing share capital to Euros 7,533.45 represented by 150,669 shares with a par value of Euros 0.05 each. The capital increase was performed with a total share premium of Euros 499,736.25. These new shares were fully assumed and paid through full capitalisation of the aforementioned loan.

(Continued)

13

SOCIAL POINT, S.L.

Notes to the Financial Statements

Additionally, at the same meeting the Shareholders agreed to increase capital through a monetary contribution of Euros 2,147.35 by creating 42,947 Class C shares with a par value of Euros 0.05. Following this capital increase, the Company’s capital amounted to Euros 9,680.60, represented by 193,616 shares with a par value of Euros 0.05 each. The capital increase was performed with a total share premium of Euros 5,052,284.16.

On December 28, 2012 share capital was increased by an amount of Euros 1,119.95 through the creation of 22,399 new Class C shares with a par value of Euros 0.05 each. The capital increase was carried out with a total share premium of Euros 3,034,290.58, or Euros 135.46 per share. Therefore, the capital increase and the share premium at the 2012 year end amounted to Euros 10,801 and Euros 10,684,055, respectively.

At the annual general meeting held on June 24, 2013 the Shareholders approved the creation of new Class C-1 shares and the conversion of 6,894 Class A shares into new Class C-1 shares while retaining their current numbers.

At the annual general meeting held on July 15, 2014 the Shareholders approved the creation of new Class D shares and the conversion of 15,816 Class A shares, 21,701 Class B shares, 6,195 Class C shares and 123 Class C-1 shares into new Class D shares while retaining their current numbers.

Details of shares by class at the 2015 reporting date are as follows:

No. of shares
Class	12/31/2015
Class A	63,719
Class B	32,467
Class C	69,223
Class C-1	6,771
Class D	43,835
Total	216,015

All shares (A, B, C, C-1 and D) carry 1 right, 1 vote.

The difference between them lies in how they are transmitted and in the preference of payment if the Company is wound up.

If the Company is liquidated, shares shall be ranked in order of preference as follows: first, Class C, second, Class B, third Class C-1 and lastly Class A and Class D indistinctively.

At the 2015 reporting date, details of legal entities holding at least 10% of the Company’s share capital are as follows:

% interest
Shareholder	12/31/2015
Nauta Tech	20.01%
lndivest	16.47%
Greylock IL	15.23%
Highland Capital Partners	16.62%

The Company’s shares are not quoted on any stock exchange.

(Continued)

14

SOCIAL POINT, S.L.

Notes to the Financial Statements

9.1.                  Legal reserve

Pursuant to the Spanish Companies Act, the Company must appropriate at least 10% of profit for the year to the legal reserve until it reaches at least 20% of share capital. The legal reserve may be used to increase share capital provided that the balance left on the reserve is at least equal to 10% of the nominal value of the total share capital after the increase. Other than for the aforementioned purpose, while this reserve does not exceed 20% of share capital, it can be used to offset losses if no other reserves are available.

At December 31, 2015, the legal reserve is fully appropriated.

9.2.                  Share premium

The share premium originated as a result of the share capital increases carried out during 2012 and 2011.

9.3.                  Voluntary reserve

The Company’s freely available reserves at the 2015 reporting date amount to Euros 10,770,013.

9.4.                  Capitalisation reserve

Article 25 of Spanish Income Tax Law 27/2014 of November 27, 2014 stipulates that companies or tax groups that opt to reduce their taxable income by an amount equivalent to 10.00% of the increase in equity calculated in accordance with the aforementioned article 25 must appropriate the amount of the capitalisation reserve to a non-distributable reserve. However, the amount of the reduction in taxable income may not exceed 10.00% of taxable income prior to the reduction. The reserve has the following characteristics:

•                      It must be equivalent to the higher of the reduction in taxable income or 10.00% of the increase in equity, calculated in accordance with the provisions of article 25 of Law 27/2014.

•                      This reserve is non-distributable during a period of five years from the end of the tax period in which the reduction was generated.

•                      The increase in the equity of the Company or the tax group must be maintained throughout every year until it becomes distributable in accordance with the preceding point, except if the Company or tax group incur accounting losses.

Pursuant to article 25.1.b) of Spanish Income Tax Law 27/2014, the Board of Directors agreed in 2015 to appropriate a non-distributable capitalisation reserve of Euros 983,980.80 with a charge to voluntary reserves. A reclassification of reserves was carried out, creating an appropriately named, separate item on the balance sheet for this new reserve.

9.5.                  Limitations on the distribution of dividends

Once the appropriations required by the law or by-laws have been made, dividends may only be distributed with a charge to profit for the year or freely distributable reserves provided that equity is not reduced to below share capital. If, as a result of prior years’ losses, the Company’s equity falls below its share capital, profits shall be used to offset those losses.

10.                     Financial Liabilities

At December 31, 2015 amounts drawn down on loans from financial institutions are as follows:

	Euros
	Loan principal,	Current
	non-current	Principal	Interest	Total
Payables:
Other	—	42,853	—	42,853
Total	—	42,853	—	42,853

(Continued)

15

SOCIAL POINT, S.L.

Notes to the Financial Statements

11.                     Public Entities and Taxation

11.1.           Current balances with public entities

Details of current and non-current balances with public entities at December 31, 2015 are as follows:

Receivables

Euros
Taxation authorities, income tax	616,314
Taxation authorities, VAT	1,029,632
Total	1,645,946

Payables

Euros
Taxation authorities, personal income tax	331,460
Social Security contributions payable	301,680
Total	633,140

Income tax expense is calculated based on the financial or accounting income obtained from applying generally accepted accounting principles, which is not necessarily the same as the Company’s taxable income.

11.2.           Reconciliation of accounting profit and taxable income

The reconciliation between accounting profit and taxable income is as follows:

	Euros
	Increases	Decreases	Total
Accounting profit before tax	—	—	17,962,704
Permanent differences:	98,778	—	98,778
- Donations and gifts (art. 14.1 of the Revised Spanish Income Tax Law)	1,290	—	1,290
- Non-deductible expenses	97,488	—	97,488
Temporary differences:	2,598,337	(3,984,677)	(1,386,340)
- Originating in current year
Amortisation and depreciation limit	—	(12,185)	(12,185)
Non-deductible provision	2,566,142	(3,972,493)	(1,406,351)
- originating in prior years
Accelerated amortisation and depreciation	32,195	—	32,195
Offset of tax loss carryforwards	—	—	—
Taxable income	—	—	16,675,142
Reduction in taxable income for the non-distributable capitalisation reserve			983,981
ADJUSTED taxable income			15,691,161

At December 31, 2015 the Company had no tax loss carryforwards pending offset.

At December 31, 2015 the Company had no unused deductions or tax losses.

(Continued)

16

SOCIAL POINT, S.L.

Notes to the Financial Statements

11.3.           Reconciliation between accounting profit and income tax expense

The reconciliation between accounting profit and income tax expense for 2015 is as follows:

Euros
Accounting profit before income tax	17,962,704
Impact of permanent differences	98,778
Tax at 25%	(75,000)
Tax at 28%	(4,309,525)
Tax at 30%	—
Adjustments due to change in tax rate	37,173
Impact of temporary differences	(388,419)
Offset of tax credit	695
Adjustment for prior years’ income tax	291,282
Income tax expense for the year	(4,443,795)

Temporary differences relate mainly to charges and applications of provisions recognised by the Company, as described in note 12.

In addition, Law 27/2014 of November 27, 2014, which entered into force in 2014, introduced corporate income tax reforms. These reforms included, inter alia, modifying the general corporate income tax rate to 28% for 2015 and 25% for 2016.

Law 16/2012, which introduced several fiscal measures to consolidate public finances and boost economic activity, was passed on December 27, 2012. One of the aforementioned measures consisted of limiting deductions to 70% of accounting amortisation and depreciation of property, plant and equipment, intangible assets and investment property for the tax periods beginning in 2013 and 2014, thereby generating a temporary difference between tax and accounting criteria of Euros 88 thousand in 2014 (Euros 33 thousand in 2013). This adjustment will be deducted on a straight-line basis over 10 years or optionally over the useful life of the asset, as of the first tax period beginning in 2015.

11.4.           Details of the income tax expense

Details of income tax expense and income are as follows (in Euros):

2015
Current tax:
On continuing operations	(4,092,548)

Deferred tax:
On continuing operations	(351,246)
Total income tax expense	(4,443,795)

(Continued)

17

SOCIAL POINT, S.L.

Notes to the Financial Statements

11.5.           Recognised deferred tax assets

Details at the 2015 reporting date are as follows:

Euros
Deferred tax assets from non-deductible provision	674,435
Total deferred tax assets	674,435

Based on the best estimate of the Company’s future profits, including certain tax planning initiatives, the Directors of the Company have considered it probable that the above deferred tax assets will be recovered, hence they have recognised these in the balance sheet in connection with the provisions described in note 12.

11.6.           Years open to inspection and tax inspections

In accordance with current legislation, taxes cannot be considered definitive until they have been inspected and agreed by the taxation authorities or before the inspection period of four years has elapsed. At the 2015 reporting date the Company has all of its taxes for the last four years open to inspection. The Directors of the Company consider that the aforementioned taxes have been adequately settled, and consequently, even if discrepancies were to arise in the interpretation of prevailing standards with respect to the tax treatment of these operations, the accompanying financial statements would not be significantly affected by any resulting liabilities.

12.                     Provisions

Details of provisions at December 31, 2015 and the main movements are as follows:

	Euros
Non-current provisions	01/01/2015	Change in estimate	12/31/2015
Provision for long-term employee benefits (Note 4.12)	3,693,882	(1,127,740)	2,566,142
Total non-current	3,693,882	(1,127,740)	2,566,142

	Euros
Current provisions	01/01/2015	Charges	Change in estimate	12/31/2015
Provision for returns	116,621	1,820,611	(1,768,474)	168,758
Total current	116,621	1,820,611	(1,768,474)	168,758

Provisions for long-term employee benefits

As described in note 4.13 the Company implemented a plan linked to the increase in value of Social Point, S.L., whereby certain employees adhering to this plan will receive a cash amount linked to the occurrence of certain triggering events under certain conditions.

The provision recognised at the 2015 reporting date is equivalent to the present value of the difference between the estimated market value of the Company on occurrence of the triggering event and the market value of the notional percentage assigned to each employee at the date when the employee opts into the plan.

(Continued)

18

SOCIAL POINT, S.L.

Notes to the Financial Statements

As described in note 4.13 on measurement standards, the Company recognises services received as an expense by nature at the date they are rendered, and the associated liability (to be paid in cash on settlement of the plan). At the 2015 reporting date, liabilities are measured at their fair value at the date the requirements for their recognition are met. The assumptions determined by the qualified independent expert is used by management in determining the present value of the commitments as follows:

2015
Term to maturity	2.5
Risk-free rate	1.19%
Volatility	71.90%

The expected volatility is estimated based on the average two-year historical volatility for companies operating in the same sector.

In 2015, the recognition of the fair value of liabilities required reversing Euros 1,128 thousand of the provision for this incentive in the income statement.

Sensitivity analysis

The share appraisal carried out by an independent expert is used by management in determining the 2015 market value of the Company on occurrence of the triggering event. Changes in the market value of the Company on occurrence of the triggering event will depend on the future performance of the business.

Had the estimated market value of the Company increased by more than 10% at the 2015 reporting date, the provision for long-term employee benefits would have increased by Euros 306 thousand.

Current provision for returns

The provision for returns reflects the Directors’ best possible estimate.

13.                     Foreign Currency

Details of the most significant balances and transactions in foreign currency, measured at the closing exchange rate and the average exchange rate, respectively, are as follows:

Euros
Receivables	1,476,918
Payables	6,033,794
Sales	16,571,935
Supplies	2,253,758
Other operating expenses	21,648,004

(Continued)

19

SOCIAL POINT, S.L.

Notes to the Financial Statements

14.                     Income and Expenses

14.1.           Revenues

The distribution of revenues for 2015 by geographical market is as follows:

Geographical markets	Euros
Spain	436,334
United States	42,234,600
United Kingdom	7,424,414
France	4,698,462
Germany	3,667,138
Brazil	2,294,558
Canada	4,456,604
Italy	983,644
Australia	4,748,326
Mexico	1,455,442
Other	12,850,230
Total	85,249,752

14.2.           Supplies

Supplies comprise commissions for Facebook, Apple, Google and Amazon, in accordance with signed contracts.

14.3.           Personnel expenses

Details of the personnel expenses in 2015 is as follows:

Euros
Salaries and wages	10,273,746
Social security	2,396,489
Other employee benefits expenses	1,277,529
Total	13,947,764

As indicated in note 12, at the 2015 reporting date the Company reversed Euros 1,127,740 of the provision for long-term employee benefits, which has a direct impact on salaries and wages.

(Continued)

20

SOCIAL POINT, S.L.

Notes to the Financial Statements

14.4.           Other operating expenses

A breakdown of other operating expenses in 2015 is a follows:

Euros
Lease expenses	4,486,743
Repairs and maintenance	19,721
Other independent professional services	3,073,243
Insurance premiums	28,125
Banking and similar services	18,979
Advertising, publicity and public relations	20,064,246
Utilities	148,381
Other services	1,050,145
Other taxes	15,872
Losses, impairment and changes in trade provisions	11,730
Total	28,917,185

15.                     Environmental Information

Due to the nature of its activity, the Company does not have any environmental liabilities, expenses, assets, provisions or contingencies that are significant in comparison to its equity, financial position or results for the year. Consequently, no specific breakdowns of environmental information have been included in these notes.

16.                     Other Information

16.1.           Personnel

The average headcount in 2015, distributed by category, is as follows.

Category	Average Headcount
Directors	7
Senior management personnel	8
Administration staff	15
Technical staff	207
Total	230

The distribution of number of employees by gender and category at December 31, 2015, is as follows:

	Number of employees
Category	Male	Female
Directors	7	—
Senior management personnel	8	1
Administration staff	4	14
Technical staff	191	35
Total	210	50

(Continued)

21

SOCIAL POINT, S.L.

Notes to the Financial Statements

16.2.           Information on the Company’s board of directors and senior management personnel

In 2015 remuneration paid to the members of the Board of Directors and Senior Management personnel amounted to Euros 2,308 thousand.

In 2015 the members of the Board of Directors have not received any loans or advances.

16.3.           Conflicts of interest concerning the directors

At the 2015 reporting date neither the members of the Board of Directors of Social Point, S.L. nor any of their related parties as defined by the Spanish Companies Act, have informed the other members of the board of any conflicts of interests, direct or otherwise, with the Company.

16.4.           Audit fees

In 2015 the fees invoiced for the statutory annual accounts and other services by the Company’s auditor, KPMG Auditores, S.L. were as follows:

Services rendered by the auditor and related companies
Description	Euros
Audit services	19,500
Total professional services	19,500

No fees have been accrued in respect of other services rendered by the auditor and related companies.

17.                     Events after the Reporting Period

On October 19, 2016, the Company received notification from the Tax Authorities that they will be carrying out a limited review of the Value Added Tax for 2015.

On January 6, 2017, the Company received notification from the Tax Authorities that they will also be carrying out a limited review of the Value Added Tax for 2013.

On January 30, 2017 dividends totalling Euros 28,897,188 were distributed with a charge to the Share premium (Euros 10,684,055) and Voluntary reserves (Euros 18,213,133).

On January 31, 2017 Take-Two Invest España, S.L. acquired 100% of the share capital of Social Point. This change in shareholders represents one of the triggering events of the incentives plan detailed in note 12, which will therefore be effectively paid within 12 months following the transaction date. The amount to be paid has been estimated at Euros 13,789 thousand.

On January 31, 2017, the Company changed the year end for the statutory annual accounts from December 31 to March 31.

18.                     Summary of significant differences between Spanish GAAP and US GAAP

The Company prepares its financial statements in accordance with the legislation governing financial information applicable to the Company in Spain (“Spanish GAAP”) which differs in certain respects from accounting principles generally accepted in the United States of America (“US GAAP”). A summary of significant differences between the two sets of accounting principles which are applicable to the Company is set out below:

a)                 Revenue recognition of sales of virtual goods

Under Spanish GAAP, revenue from the sale of virtual goods is recognized when a user acquires and receives such goods.

Under US GAAP, revenue is recognized when persuasive evidence of an arrangement exists, the seller’s price to the customer is fixed or determinable, collection is reasonably assured and delivery has occurred or services have been rendered. Because of the Company’s continued obligation to the consumer to facilitate the use of the acquired virtual good, revenue is recognized rateably over the estimated offering period.

(Continued)

22

SOCIAL POINT, S.L.

Notes to the Financial Statements

b)                 Share based payments (long-term employee benefits)

Under Spanish GAAP, phantom share based plans to be liquidated in cash are recognized as liabilities and are initially measured at the fair value and subsequently remeasured each period until their settlement. The change in fair value is recognized as financial expense, which is not a component of operating expense.

Under US GAAP phantom share plans are also treated as liabilities and remeasured each period. However, the remeasurement of the liability is classified as a personnel expense, which is a component of operating expense.

c)              Deferred taxes

Under Spanish GAAP, deferred tax assets and deferred tax liabilities are recognized on the balance sheet at their realizable value as non-current assets or liabilities, regardless of the expected date of realization or liquidation. To be able to recognize an asset, it must be likely that the Company will have future tax benefits which will allow the Company to compensate the negative tax bases within a period not exceeding the period provided by tax legislation.

Under US GAAP deferred tax assets are recognized in full and a valuation allowance is separately recognized to reduce the value to the amount that is more likely than not to be realized.

23

SOCIAL POINT, S.L.

Interim Financial Statements

for the six-months ended

30 June 2016

SOCIAL POINT, S.L.

INTERIM BALANCE SHEETS

for the six-months ended 30 June 2016 and 2015

(Expressed in Euros)

	Notes	2016	2015

Assets
A) NON-CURRENT ASSETS		10,592,234	5,016,041
I. Intangible assets	Note 5	183,508	235,617
1. Development		3,474	8,852
3. Patents, licences, trademarks and similar rights		6,192	11,782
5. Computer software		173,842	214,983
II. Property, plant and equipment	Note 6	2,580,303	1,181,037
2. Technical installations and other items		2,580,303	1,181,037

IV. Non-current investments in Group companies and associates	Note 8.1	83,319	86,554
V. Non-current investments	Note 8.1	6,840,718	3,094,643
VI. Deferred tax assets	Note 11.5	904,386	418,190

B) CURRENT ASSETS		37,658,887	36,312,456
III. Trade and other receivables		9,235,228	10,333,775
1. Trade receivables		8,566,031	9,875,649
b) Trade receivables		8,566,031	9,875,649
4. Personnel		14,831	16,279
5. Current tax assets	Note 11.1	265,175	—
6. Public entities, other	Note 11.1	389,191	441,847
V. Current investments	Note 8.2	8,056,244	4,796,629
VI. Prepayments for current assets		944,806	476,795
VII. Cash and cash equivalents		19,422,609	20,705,257
TOTAL ASSETS		48,251,121	41,328,497

Liabilities
A) EQUITY	Note 9	36,501,733	31,191,070
A-1) Capital and reserves		35,977,704	22,458,795
I. Capital		10,801	10,801
II. Share premium		10,684,055	10,684,055
III. Reserves		25,282,848	11,763,939
1. Legal and statutory reserves		9,945	9,945
2. Other reserves		24,288,922	10,770,013
3. Capitalisation reserve		983,981	983,981
V. Prior years’ losses		—	—
VII. Profit for the six-month period		540,484	8,710,731
A-2) Valuation adjustments		(16,455)	21,544

B) NON-CURRENT LIABILITIES		3,492,040	1,606,693
I. Non-current provisions	Notes 4.13 and 12	3,492,040	1,603,308
1. Long-term employee benefits		3,492,040	1,603,308
IV. Deferred tax liabilities	Note 11.6	—	3,385

C) CURRENT LIABILITIES		8,257,348	8,530,734
II. Current provisions	Note 12	92,912	148,541
III. Current payables		40,959	89,209
2. Loans and borrowings	Note 10	40,959	89,209
V. Trade and other payables		8,123,477	8,292,984
3. Other payables		6,773,493	4,998.128
4. Personnel		151,777	391,875
5. Current tax liabilities	Note 11.1	—	2,472,738
6. Public entities, other	Note 11.1	1.198.207	430,243
TOTAL EQUITY AND LIABILITIES		48,251,121	41,328,497

The accompanying notes 1 to 17 form an integral part of these interim financial statement.

SOCIAL POINT, S.L.

INTERIM INCOME STATEMENTS

for the six-month period ended 30 June 2016 and 2015

(Expressed in Euros)

Income Statement	Notes	2016	2015

Revenues	Note 14.1	57,475,642	42,070,236
Services rendered		57,475,642	42,070,236
Supplies	Note 14.2	(16,432,313)	(12,037,588)
Subcontracted work		(16,432,313)	(12,037,588)
Personnel expenses	Note 14.3	(11,040,032)	(5,211,812)
Salaries and wages		(8,305,495)	(3,507,678)
Employee benefits expense		(2,734,537)	(1,704,134)
Other operating expenses	Note 14.4	(28,917,184)	(13,250,954)
External services		(29,090,008)	(13,241,458)
Taxes		(2,093)	—
Losses, impairment and changes in trade provisions		(2,794)	(9,496)
Amortisation and depreciation	Notes 5 and 6	(367,826)	(220,783)
Impairment and losses on disposal of fixed assets		(1,494)	—
Other results		(2,538)	—

RESULTS FROM OPERATIONS		536,544	11,349,101
Finance income		9,828	16,784
Marketable securities and other financial instruments
Other		9,828	16,784
Finance costs		—	(1,693)
Other		—	(1,693)
Exchange gains		196,167	289,562
NET FINANCE INCOME		205,995	304,653
PROFIT BEFORE INCOME TAX		742,539	11,653,754
Income tax		(202,055)	(2,943,023)
PROFIT FOR THE SIX-MONTH PERIOD		540,484	8,710,731

The accompanying notes 1 to 17 form an integral part of these interim financial statement.

SOCIAL POINT, S.L.

INTERIM STATEMENTS OF CHANGES IN EQUITY FOR THE SIX-MONTH PERIODS ENDED 30 JUNE 2016 AND 2015

A) INTERIM STATEMENTS OF RECOGNISED INCOME AND EXPENSE

for the six-month periods ended 30 June 2016 and 2015

(Expressed in Euros)

	2016	2015

PROFIT FOR THE SIX MONTH PERIOD (1)	540,484	8,710,731

TOTAL INCOME AND EXPENSE RECOGNISED DIRECTLY IN EQUITY (11)	2,643	11,900
- Measurement of financial instruments
1. Available-for-sale financial assets	2,643	11,900
TOTAL TRANSFERS TO THE INCOME STATEMENT (111)	701	—
- Measurement of financial instruments
1. Available-for-sale financial assets	701	—
TOTAL RECOGNISED INCOME AND EXPENSE (1+11+111)	543,828	8,722,631

The accompanying notes 1 to 17 form an integral part of these interim financial statement.

SOCIAL POINT, S.L.

INTERIM STATEMENTS OF CHANGES IN EQUITY

B) INTERIM STATEMENTS OF TOTAL CHANGES IN EQUITY

for the periods ended 30 June 2016 and 2015

(Expressed in Euros)

	Capital	Share premium	Legal reserve	Voluntary reserves	Capitalisation reserve	Profit for the year	Valuation adjustments	Total

Balance at 1 January 2015	10,801	10,684,055	9,945	1,914,186	—	9,839,808	9,644	22,468,439
Total recognised income and expenses six-month period ended 30 June 2015	—	—	—	—	—	8,710,731	11,900	8,722,631
Distribution of 2014 profit	—	—	—	9,839,808	—	(9,839,808)	—	—
Other changes in equity	—	—	—	(983,981)	983,981	—	—	—
Balance at 30 June 2015	10,801	10,684,055	9,945	10,770,013	983,981	8,710,731	(21,544)	31,191,070

	Capital	Share premium	Legal reserve	Voluntary reserves	Capitalisation reserve	Profit for the year	Valuation adjustments	Total

Balance at 1 January 2016	10,801	10,684,055	9,945	10,770,013	983,981	13,518,909	(19,799)	35,957,905
Total recognised income and expenses six-month period ended 30 June 2016	—	—	—	—	—	540,484	3,344	543,828
Distribution of 2015 profit	—	—	—	13,518,909	—	(13,518,909)	—	—
Balance at 30 June 2016	10,801	10,684,055	9,945	24,288,922	983,981	540,484	(16,455)	36,501,733

The accompanying notes 1 to 17 form an integral part of these interim financial statement.

SOCIAL POINT, S.L.

INTERIM STATEMENTS OF CASH FLOWS

for the six-month periods ended 30 June 2016 and 2015

(Expressed in Euros)

	Notes	2016	2015
1. Profit for the six month period before tax		742,539	11,653,753
2. Adjustment to profit/(loss):		1,016,171	(2,133,028)
a) Amortisation and depreciation	Notes 5 and 6	367,826	220,783
b) Impairment	Note 14.4	2,794	9,496
c) Change in provisions	Note 12	850,052	(2,058,654)
e) Gains/(losses) on disposals and sale of fixed assets		1,494	—
g) Finance income		(9,828)	(16,784)
h) Finance costs		—	1,693
i) Exchange gains		(196,167)	(289,562)
3. Changes in operating assets and liabilities		(288,415)	(1,979,881)
a) Inventories		—	—
b) Trade and other receivables		420,854	(246,140)
c) Other current assets		(124,596)	(1,458)
d) Trade and other payables		(388,506)	(1,732,283)
e) Other current liabilities		—	—
4. Other cash flows used in operating activities		(71,299)	(1,143,587)
a) Interest paid		—	(1,693)
c) Interest received		9,568	16,784
d) Income tax paid		(80,867)	(1,158,678)
5. CASH FLOWS FROM OPERATING ACTIVITIES(+/-1+/-2:+/-3+/-4)		1,398,996	6,397,257

6. Payments for investments		(870,637)	(432,899)
a) Group companies		—	(78,554)
b) Intangible assets	Note 5	(9,808)	(71,634)
c) Property, plant and equipment	Note 6	(825,852)	(586,294)
e) Other financial assets		(34,977)	(9,662)
7. Proceeds from sale of investments		(870,637)	—
c) Property, plant and equipment		363	—
e) Other financial assets		745,914	—
8. CASH FLOWS USED IN INVESTING ACTIVITIES (7-6):		(124,360)	(432,899)

9. Proceeds from and payments for equity instruments		—	—
a) Issue of equity instruments		—	—
10. Proceeds from and payments for financial liability instruments		(1,894)	(59,244)
a) Issue of loans and borrowings		—	—
b) Redemption and repayment of loans and borrowings		(1,894)	(59,244)
11. CASH FLOWS USED IN FINANCING ACTIVITIES (+/-9+/10):		(1,894)	(59,244)

D) EFFECT OF EXCHANGE RATE FLUCTUATIONS:		196,167	289,562
E) NET INCREASE IN CASH AND CASH EQUIVALENTS(+/-5+/-8+/-11+/-D):		1,468,909	6,194,676

Cash and cash equivalents at beginning of year		17,953,700	14,510,581
Cash and cash equivalents at year end		19,422,609	20,705,257

The accompanying notes 1 to 17 form an integral part of these interim financial statement.

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

1.                            Activity of the Company

Social Point. S.L. (hereinafter the Company) was incorporated with limited liability under Spanish law on 15 October 2008. The Company currently has its registered office at Calle Llacuna, number 166 (Barcelona).

According to its by-laws, the Company’s statutory activity consists of the following:

•             Development and sale of software.

•             Development of web applications.

•             Advertising, entertainment and leisure services.

•             Marketing and technology consultancy.

The Company’s activity basically consists of operating electronically through the sale of virtual goods to users who play games developed by the Company principally using Facebook (Facebook Ireland Limited), the Itunes Connect platform (through Apple Canada Inc., Apple Pty Limited, Apple Inc. and iTunes KK and iTunes S.a.r.l) and the Google Play platform (through Google Inc. and Google Commerce Limited) and the Amazon platform (Amazon Digital Services, lnc. and Amazon EU, S.a.r.l). These platforms manage the platform via which the Company links its users and the method of payment that they should use to pay for virtual goods purchased from the Company.

Given the nature of the Company’s activities, it does not have obligations, expenses, assets, provisions or contingencies of an environmental nature that could significantly affect its equity, financial situation or results. Consequently, the notes to these annual accounts do not disclose any specific information relating to environmental issues.

2.                            Basis of Presentation

2.1.                  Legislative framework governing financial information applicable to the Company

These interim financial statements have been prepared in accordance with the legislation governing financial information applicable to the Company, which is established in:

a)                 The Spanish Code of Commerce and other mercantile legislation

b)                 The Spanish General Chart of Accounts approved by Royal Decree 1517/2007 and its sector adaptations, as well as amendments introduced by RO 1159/2010 of 17 September 2010.

c)                  The obligatory standards approved by the Spanish Accounting and Auditing Institute in drafting the Spanish General Chart of Accounts and its complementary standards.

d)                 All other applicable Spanish accounting legislation.

These interim financial statements have been prepared at the request of Take two Interactive Software, Inc., the company that has acquired the totally of the Company’s share on 31 January 2017.

2.2.                  True and fair view

The accompanying interim financial statements have been prepared on the basis of the accounting records of the Company in accordance with legislation governing the financial reporting framework applicable and, in particular, with the accounting principles and criteria set forth therein to give a true and fair view of the equity and financial position and results of operations of the Company for the six-month then ended.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

2.3.                  Non-obligatory accounting principles applied

Only obligatory accounting principles have been applied. Additionally, the directors have prepared these annual accounts taking into consideration all obligatory accounting standards and principles which have a significant effect thereon. The Company has not failed to apply any obligatory accounting principles.

2.4.                  Critical issues regarding the valuation and estimation of uncertainty

Estimates made by the Company’s directors have been used in the preparation of the accompanying interim financial statements to measure certain assets, liabilities, income, expenses and commitments recognised in the accounts. These estimates were essentially as follows:

Evaluation of possible impairment losses on certain assets (see note 4.3) Calculation of provisions (see note 4.10).

The useful lives of property, plant and equipment and intangible assets (see notes 4.1 and 4.2). Evaluation of litigation, commitments and contingent assets and liabilities.

Although estimates are calculated based on the best information available at 30 June 2016, future events may require changes to these estimates (up or down) in subsequent years. Any such changes would be recognised prospectively.

2.5.                  Comparative information

The information contained in these notes to the 30 June 2016 interim financial statements includes comparative figures for 30 June 2015.

As stated in the first article of the Royal Decree, the interim financial statements at 30 June 2016 includes additional information on the average numbers of people employed in the course of the six-month period with a disability greater than or equal to thirty-three percent, indicating the categories to which belong, see note 16.

2.6.                  Aggregation of items

Certain items in the balance sheet, income statement, statement of changes in equity and statement of cash flows are grouped to facilitate understanding, although if significant, a breakdown is included in the corresponding notes to the annual accounts.

2.7.                  Changes in accounting criteria

No significant changes were made to the accounting criteria in 2016 compared to those applied in 2015 and with the annual accounts at 31 December 2015.

2.8.                  Correction of errors

No significant errors were detected in the preparation of the accompanying interim financial statements for 30 June 2016, which required modifying the amounts included in the interim financial statements for 30 June 2015.

3.                            Distribution of Profit

The distribution of profits of the Company for the year ended 31 December 2015, approved by the shareholders at their annual general meeting held on 28 June 2016, is as follows:

31/12/2015
Basis of allocation
Profit for the year	13,518,909
Distribution
Voluntary reserves	13,518,909

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

At 31 June, non-distributable reserves are as follows:

	30/06/2015	30/06/2015
Non-distributable reserves
Legal reserve	9,945	9,945
Capitalisation reserve	983,981	983,981

Pursuant to article 25.1.b) of Income Tax Law 27/2014, the board of directors agreed in 2015 to appropriate a non-distributable capitalisation reserve of Euros 983,980.80 with a charge to voluntary reserves. A reclassification of reserves was carried out, creating an appropriately named, separate item on the balance sheet for this new reserve. This transaction was approved by the shareholders at their general meeting.

4.                            Significant Accounting Policies

Interim financial statements for 30 June 2016 have been prepared in accordance with the accounting principles contained in the Spanish General Chart of Accounts, the most significant of which are as follows:

4.1.                  Intangible assets

As a general rule, intangible assets are initially measured at cost of acquisition or production. Intangible assets are subsequently measured at cost less accumulated amortisation and any impairment losses.  These assets are amortised over their useful lives.

a)                 Development expenses

Development expenses are capitalised under the following conditions:

•             Costs are clearly allocated and assigned for each project.

•             When there is evidence of the project’s technical success and economic-commercial feasibility

Assets of this nature are amortised on a straight-line basis over their useful lives (five years):

Where there are doubts as to the project’s technical success or economic feasibility, the amounts recognised under assets are taken directly to profit and loss. During the six-month period ended 30 June 2016 and 2015, the Company has not capitalised any development expenses as it cannot reasonably guarantee the success of the projects being carried out. Therefore, the development expenses incurred are recognised as an expense in the year they are incurred.

b)                 Patents

This line item includes amounts paid for the acquisition of industrial property or the right to use different forms of industrial property, or expenses incurred when registering the industrial property developed by the Company.

c)                  Computer software

Computer software reflects the cost incurred for the acquisition and development of computer software, including website development costs. Computer software maintenance costs are expensed as incurred. Amortisation is on a straight-line basis over a period of three years.

4.2.                  Property, plant and equipment

Property, plant and equipment is initially measured at cost of acquisition and is subsequently recognised less accumulated depreciation and any impairment, in accordance with the criteria mentioned in note 4.3.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

Repair and maintenance costs of property, plant and equipment are recognised in the income statement when incurred. Conversely, amounts invested to improve the capacity or efficiency or to extend the useful lives of assets are recognised as an increase in the cost of those assets.

For assets that will not be available for use for more than one year, capitalised costs include borrowing costs accrued until the assets are ready for use that relate to loans or another type of external, specific or general financing directly attributable to the acquisition or production of the asset.

Depreciation is provided on a straight-line basis using the annual depreciation rates calculated considering the estimated useful lives of the assets, as follows:

Depreciation rate
Technical installations	10%
Furniture	10%
Information technology equipment	25%
Other property, plant and equipment	10%

Disposals are recognised by writing off the cost of the assets and the corresponding accumulated depreciation.

4.3.                  Impairment of property, plant and equipment and intangible assets

At each year end or when there are indications of impairment, the Company tests assets for impairment losses that would reduce their recoverable amount to less than their carrying amount.

The recoverable amount is the higher of fair value less costs to sell and value in use.

When an impairment loss is subsequently reversed (not permitted in the case of goodwill), the carrying amount of the asset or cash generating unit is increased by the revised estimate of its recoverable amount. The increased carrying amount of an asset cannot exceed the carrying amount that would have been determined had no impairment losses been recognised in prior years. Reversals of impairment are recognised as income.

At 30 June 2016 and 30 June 2015 reporting dates the Company’s directors have not detected any indications of impairment of property, plant and equipment or intangible assets.

4.4.                  Leases

Leases in which the terms of the contract imply that the risks and rewards incidental to ownership of the asset are substantially transferred to the lessee are classified as finance leases; otherwise they are classified as operating leases.

The Company has analysed all its leases and concluded that they are all operating leases.

Expenses deriving from operating lease agreements are taken to the income statement in the year in which they are accrued.

Any payment received or made on entering into an operating lease is considered as revenue received in advance or a prepayment and taken to the income statement over the lease term in accordance with the pattern of economic benefits transferred or received.

4.5.                  Financial instruments

4.5.1.                           Financial assets. Classification:

The Company’s financial assets can be categorised as follows:

1)                 Loans and receivables: these balances comprise financial assets originating from the sale of goods or the rendering of services related to the Company’s trading operations or those which, while non-commercial in origin, do not constitute equity instruments or derivatives, are receivable in a fixed or determinable amount and are not quoted in an active market. This category also includes security deposits paid.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

2)                 Held-to-maturity investments: debt securities with fixed maturity and determinable payments traded on an active market and that Company management has the positive intention and ability to hold to maturity.

3)                 Equity investments in Group companies, associates and jointly controlled entities: Group companies are those over which the Company exerts control whereas associates are entities over which the Company has significant influence. In addition, jointly controlled entities include entities over which the Company exercises control together with one or more partners, by virtue of an agreement.

4)                 Available-for-sale financial assets: comprise debt securities and equity instruments of other companies not classified in any of the above categories.

Initial measurement

Financial assets are recognised initially at the fair value of the consideration given plus any directly attributable transaction costs.

Subsequent measurement

Loans, receivables and held-to-maturity investments are measured at amortised cost.

Investments in Group companies, associates and jointly controlled entities are measured at cost net of any accumulated impairment. These allowances are calculated as the difference between the carrying amount and the recoverable amount, which is the higher of fair value less costs to sell and the present value of future cash flows deriving from the investment. In the absence of better evidence of the recoverable amount, the equity of the investee is taken into consideration, corrected for net unrealised gains existing at the measurement date (including any goodwill).

Finally, available-for-sale financial assets are stated at fair value. Changes in the fair value are recognised in equity until these assets are sold or subject to stable or permanent impairment, at which time the cumulative balance of this account previously recognised in equity is taken to the income statement. In this regard, (permanent) impairment is presumed to exist if the market value of the asset has fallen by more than 40% or if there has been a prolonged fall in market value over a period of 18 months without the value having recovered.

The Company tests financial assets not carried at fair value for impairment at least at each year end. Objective evidence of impairment is considered to exist when the carrying amount of the financial asset exceeds the recoverable amount. Impairment is recognised in the income statement when it arises.

In particular, the Company calculates impairment of trade and other receivables by performing an individual analysis of the credit risk.

Derecognition of assets

The Company derecognises financial assets when they expire or when the rights to the cash flows from the financial asset have been transferred and the risks and rewards of ownership have been substantially transferred. This is the case in binding agreements for sales of assets or transfers of trade receivables in factoring transactions in which the Company retains no credit or interest rate risk.

The Company does not derecognise financial assets when it retains substantially all the risks and rewards incidental to ownership of the transferred financial asset, but instead recognises a financial liability for the same amount as the consideration received.

4.5.2                              Financial liabilities

Financial liabilities comprise debts and payables deriving from the purchase of goods and services relating to the Company’s commercial operations, or also those which, although non-commercial in origin, cannot be considered as derivative financial instruments.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

Debts and payables are initially measured at the fair value of the consideration received, adjusted for any directly attributable transaction costs. These liabilities are subsequently carried at amortised cost.

The Company derecognises financial liabilities when the obligations that generated them are extinguished.

4.6.                  Cash and cash equivalents

This item includes cash on hand, current bank accounts and deposits which comply with all the following requirements:

•             They are convertible into cash.

•             They have a maturity of three months or less on the date of acquisition.

•             They are not subject to a significant risk of changes in value.

•             They form part of the Company’s usual cash management policy.

4.7.                  Classification as current and non-current

Current assets are assets associated with the normal operating cycle, which in general is considered to be one year; other assets which are expected to mature, be disposed of or be realised within twelve months after the end of the reporting period; financial assets held for trading, except for financial derivatives that will be settled in a period exceeding one year; and cash and cash equivalents. Assets that do not meet these requirements are classified as non-current assets.

Similarly, current liabilities are liabilities associated with the normal operating cycle, financial liabilities held for trading, except for financial derivatives that will be settled in a period exceeding one year; and, in general, all obligations that will mature or be extinguished in the short term. All other liabilities are classified as non-current liabilities.

4.8.                  Income tax

The income tax expense and tax income for the year comprises current and deferred tax.

Current tax reflects income tax settlements payable for the year. Deductions and other tax relief applicable to payable taxes, excluding withholdings and payments on account, and tax loss carryforwards applied in the current reporting period are accounted for as a reduction in current tax.

Deferred tax income or expenses derive from the recognition and cancellation of deferred tax assets and liabilities. These include temporary differences, which are defined as the amounts which are expected to be paid or recovered in the future for differences between the carrying amount of assets and liabilities and their tax value, as well as unused tax loss carryforwards and deductions. These amounts are recognised by applying the rate of tax at which they are expected to be recovered or settled.

Deferred tax liabilities are recognised for all temporary differences, unless the temporary difference arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting profit nor taxable income.

Deferred tax assets are recognised only to the extent that it is probable that the Company will obtain future tax profits against which they can be offset.

Deferred tax assets and liabilities originating from operations with debits or credits to equity items are also recognised with a balancing entry in equity.

Recognised deferred tax assets are re-calculated at each accounting close and the necessary adjustments made where doubts exist as to their future recovery.

Unrecognised deferred tax assets are also evaluated at year end and subsequently recognised provided that their offset against future tax profits is probable.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

4.9.                  Income and expenses

Income and expenses are recognised on an accruals basis, considering the actual flow of the goods and services they represent, irrespective of collections and payments. Income is calculated at the fair value of the consideration received, net of discounts and taxes.

Revenue from services rendered is recognised in the income statement by reference to the stage of completion at the reporting date, provided that the outcome of the transaction can be reliably estimated.

Interest earned on financial assets is recognised using the effective interest method. Dividends are recognised when the shareholder’s right to receive payment is established. Interest and dividends generated by financial assets after their acquisition are taken to income.

4.10.           Provisions and contingencies

When preparing the annual accounts the Company’s directors made a distinction between:

1.                  Provisions: balances payable for current obligations deriving from past events, settlement of which will probably require an outflow of undetermined resources as regards the amount and/or date of settlement.

2.                  Contingent liabilities: possible obligations arising from past events, the future materialisation of which is conditional on the occurrence or not of one or more events beyond the Company’s control.

These interim financial statements include all the provisions for amounts for which it is considered that it is more likely than not that the obligation will have to be settled. Contingent liabilities are not recognised in the annual accounts, but rather are disclosed in the notes, unless the possibility of their materialising is considered to be remote..

Provisions are measured at the present value of the best possible estimate of the amount necessary to settle or transfer the obligation, taking into account available information on the event and its consequences, and any adjustments arising from the restatement of these provisions are recognised as a finance cost as they are accrued.

Reimbursements from third parties of the expenditure required to settle an obligation are recognised as a separate asset provided that it is virtually certain that the reimbursement will be received, except in the case that a legal relationship exists through which part of the risk has been externalised, and by virtue of which the Company will not be obliged to respond; in this situation, the compensation will be taken into account to estimate the amount for which, where applicable, the corresponding provision should be recognised.

4.11.           Termination benefits

By law, in certain circumstances the Company is liable to pay termination benefits to employees whose services are discontinued. Consequently, termination benefits that can be reasonably quantified are recognised as an expense in the year in which a valid expectation is raised among the affected parties. There is no provision for this item in the accompanying annual accounts as situations of this nature are not expected to arise.

4.12.           Equity items of an environmental nature

Environmental assets are those items that the Company uses in its activities on a permanent basis to minimise the environmental impact of its activity and protect and improve the environment, including the reduction and elimination of future pollution.

Due to its nature, the Company’s activity does not have a significant impact on the environment.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

4.13.           Non-current employee remuneration

In 2012 the Company implemented a plan linked to the increase in value of Social Point, S.L., whereby certain employees adhering to this plan will receive a cash amount linked to the occurrence of certain triggering events under certain conditions. The amount of the incentive will be set by the increase in the market value of the notional interest in the Company granted to the beneficiary from the date of adhesion to the plan until the triggering event occurs.

Transactions in which goods and services received, including services rendered by employees, are settled by the company through own equity instruments, such as share options or rights over the revaluation of shares, will be considered as share-based payment transactions.

Recognition

The Company recognises the goods or services received as an expense based on their nature, at the date they are obtained and the corresponding liability once the transaction has been settled in cash at an amount based on the value of the equity instruments. The liability is recognised to the extent that the Company incurs a present obligation to settle in cash. Plan participants are required to complete a certain period of services, therefore the expense is recognised as these services are rendered over the period from the date the options are given until the date the triggering event is estimated to occur.

Measurement

The goods or services received and the liability to be recognised are measured at fair value of the liability at the date the requirements for their recognition are met.

The liability is subsequently measured until settlement at its fair value at each year end, and any changes in value taking place during the year are taken to profit or loss.

In the six-month period ended on 30 June 2016, the recognition of the liability at fair value has resulted in the net charge of Euros 926 thousand recognised this purpose in the income statement under the personnel expenses increasing the provision to Euros 3,492 thousand  (provision of Euros 2,566 thousand at 31 December 2015) as explained in the note 12.

In the six-month period ended on 30 June 2015, the recognition of the liability at fair value resulted in the net reversal of Euros 2,091 thousand recognised this purpose in the income statement under personnel expenses decreasing the provision to Euros 1,603 thousand (provision of Euros 3,258 thousand in 2014) as explained in the note 12.

4.14.           Foreign currency transactions

The functional currency used by the Company is the Euro. Consequently, operations in currencies other than the Euro are considered to be denominated in foreign currency. The criterion followed throughout the year was to apply the exchange rate published on the OANDA platform on the last day of the previous month, for months in course. Exchange gains and losses are taken directly to the income statement for the year they are incurred.

5.                            Intangible Assets

Details of intangible assets and movement for the six-month period ended 30 June 2016 and 2015 is as follows:

2016:

	Euros
Cost	31/12/2015	Additions	30/06/2016
Development	26,127	—	26,127
Patents	29,239	—	29,239
Computer software	474,310	9,808	484,118
Total cost	529,676	9,808	539,484

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

	Euros
Amortisation	31/12/2015	Additions	30/06/2016
Development	(19,950)	(2,703)	(22,653)
Patents	(20,392)	(2,655)	(23,047)
Computer software	(238,507)	(71,769)	(310,276)
Total amortisation	(278,849)	(77,127)	(355,976)

	Euros
Total intangible assets	31/12/2015	30/06/2016
Cost	529,676	539,484
Amortisation	(278,849)	(355,976)
Net total	250,827	183.508

2015:

	Euros
Cost	31/12/2014	Additions	30/06/2015
Development	26,127	—	26,127
Patents	26,589	2,650	29,239
Computer software	317,713	68,984	386,697
Total cost	370,429	71,634	442,063

	Euros
Amortisation	31/12/2014	Additions	30/06/2015
Development	(14,683)	(2,592)	(17,275)
Patents	(13,326)	(4,131)	(17,457)
Computer software	(114,519)	(57,195)	(171,714)
Total amortisation	(142,528)	(63,918)	(206,446)

	Euros
Total intangible assets	31/12/2014	30/06/2015
Cost	370,429	442,063
Amortisation	(142,528)	(206,446)
Net total	227,901	235,617

The main additions in the six-month period ended 30 June 2016 and 2015, are investments made in licenses to use animation software.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

The cost of fully amortized intangible assets in use is as follows:

	Cost (in Euros)
Description	30/06/2016	30/06/2015
Patents	9,333	—
Computer software	72,472	21,745
Total intangible assets	81,805	21,745

6.                            Property, Plant and Equipment

Details of property, plant and equipment and movement for the six-month period ended 30 June 2016 and 2015 is as follows:

2016:

	Euros
Cost	31/12/2015	Additions	Disposals	30/06/2016
Technical installations	606,343	140,790	—	747,133
Furniture	551,260	248,219	(3,510)	795,969
Information technology equipment	1,566,761	394,275	—	1,961,036
Other property, plant and equipment	97,433	42,568	—	140,001
Total cost	2,821,797	828,852	(3,510)	3,644,139

	Euros
Depreciation	31/12/2015	Additions	Disposals	30/06/2016
Technical installations	(83,006)	(36,016)	—	(119,022)
Furniture	(82,897)	(35,243)	1,653	(116,487)
Information technology equipment	(600,496)	(208,269)	—	(808,765)
Other property, plant and equipment	(8,391)	(11,171)	—	(19,562)
Total depreciation	(774,790)	(290,600)	1,653	(1,063,836)

	Euros
Total property, plant and equipment	31/12/2015	30/06/2016
Cost	2,821,797	3,644,139
Depreciation	(774,790)	(1,036,836)
Net total	1,064,853	2,580,303

2015:

	Euros
Cost	31/12/2014	Additions	Disposals	30/06/2015
Technical installations	234,989	39,929	—	274,918
Furniture	265,262	48,047	—	313,309
Information technology equipment	967,351	185,073	—	1,152,424
Other property, plant and equipment	10,144	—	—	10,144
Total cost	1,477,746	586,294	—	1,750,795

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

	Euros
Depreciation	31/12/2014	Additions	Disposals	30/06/2015
Technical installations	(41,089)	(15,185)	—	(56,274)
Furniture	(45,126)	(14,988)	—	(60,114)
Information technology equipment	(325,202)	(125,753)	—	(450,955)
Other property, plant and equipment	(1,476)	(939)	—	(2,415)
Total depreciation	(412,893)	(156,865)	—	(569,758)

	Euros
Total property, plant and equipment	31/12/2014	30/06/2015
Cost	1,477,746	1,750,795
Depreciation	(412,893)	(569,758)
Net total	1,064,853	1,181,037

The additions in the six-month period ended 30 June 2016 and 2015 mainly reflect the investments made in information technology equipment and furniture due to the Company’s increased activity.

Details of the cost of fully depreciated property, plant and equipment in use are as follows:

	Cost (in Euros)
Description	30/06/2016	30/06/2015
Furniture	2,704	1,051
Information technology equipment	148,146	24,234
Total property, plant and equipment	150,850	25,285

The Company has taken out insurance policies to cover the risk of damage to its property, plant and equipment. The coverage of these policies is considered sufficient.

7.                            Operating Leases

At the 30 June 2016 and 30 June 2015 reporting dates, the Company had contracted with the lessors the following minimum lease payments, in accordance with the contracts currently in force, without taking into account the defrayal of common expenses, future increases in the CPI, or future negotiations of the rent agreed in the contracts:

	Euros
Operating Leases Minimum Payments	30/06/2016	30/06/2015
Less than one year	1,130,244	1,114,659
One to five years	2,500,704	3,529,879
Total	3,630,948	4,644,538

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

Operating lease payments recognised as an expense the six-month period ended 30 June 2016 and 2015 respectively are as follows:

	Euros
	30/06/2016	30/06/2015
Minimum lease payments	491,162	264,774
Total	491,162	264,774

At 30 June 2016 the most significant operating lease held by the Company as a lessee was for the rental of six floors and a module of a building, with a total surface area of 3,918.20 m2 (602.8m2 each floor and 301.4m2 in the module) and the rental of 17 parking spaces in Barcelona. The lease inception date was 1 July 2015 and it has a duration of four years, with the possibility of annual renewal if both parties agree. The lease agreement is pegged to annual increases in inflation (CPI).

The initial agreement signed on 24 November 2011 only included one floor and a module on another floor (904.2m2). On 26 June 2012 an addendum to the agreement was signed, which included the lease of another module on the floor (301.4m2). On 6 February 2013 another addendum to this agreement was signed, which included the lease of another floor in the same building (602.8m2). On 17 February 2014 the final addendum was signed, which included a module in the same building (301.4m2).

8.                            Investments

8.1                     Investments and non-current investments in Group companies

Details of non-current investment at the 30 June 2016 and 30 June 2015 reporting dates are as follows:

2016:

	Euros
	Non-current investments
Categories	31/12/2015	Additions	Disposals	30/06/2016
Security deposits paid	123,971	34,977	(500)	158,448
Assets available for sale	6,824,080	2,643	(144,453)	6,682,270
Total	6,948,051	37,620	(144,953)	6,840,718

2015:

	Euros
	Non-current investments
Categories	31/12/2014	Additions	Disposals	31/06/2015
Security deposits paid	59,639	9,662	—	69,301
Non-current deposits	1,003,798	—	—	1,003,798
Assets available for sale	2,009,644	11,900	—	2,021,544
Total	3,073,081	21,562	—	3,094,643

Security deposits paid mainly comprise the total amounts extended by the Company to secure the lease agreement for the work centre it leases (note 7).

Non-current deposits on 30 June 2015 included the fixed-term deposits in banks maturing in the second half of 2016 year.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

•Under assets available for sale the Company has recognised an investment in an international securities account managed by BNP Paribas Wealth Management, which is invested in different limited-risk investment funds.  As explained in note 4.5, these investments are recognised at fair value based on their net asset value the six-month period ended 30 June 2016, resulting in a positive impact on equity of Euros 2,643 due to the change in value (a positive impact on equity of Euros 11,900 in the six-month period ended 30 June 2015)

Information on the subsidiary Parrot Games, S.L. at 30 June 2016 and June 2015 is as follows (in Euros):

Name	Parrot Games,S.L.

Address	C/Llacuna 166,Planta 11

Activity	Development of web applications Advertising, entertainment and leisure services

	Euros
	30/06/2016	30/06/2015
% of capital owned	100%	100%
Share capital	4,000	4,000
Profit for the year	5,813	2,173
Carrying amount	4,000	4,000

Non-current investments in Group companies and associates reflect the Euros 4,000 paid to incorporate Testmode Games, S.L. on 13 October 2014. It also reflects the loan of Euros 4,000 extended to this company in 2014 and a loan of Euros 333 in 2015. In 2015 this company changed its name to Parrot Games, S.L..

Information on the subsidiary Social Point KK. at 30 June 2016 and 30 June 2015 is as follows (in Euros):

Name	Social Point Kabushiki Kaisha

Address	Minato-ku, Tokyo (Japan).

Activity	Development of web applications Advertising, entertainment and leisure services

	Euros
	30/06/2016	30/06/2015
% of capital owned	100%	100%
Share capital	74,986	74,986
Loss for the year	(3,714)	(177)
Carrying amount	74,986	74,986

In the six-month period ended 30 June 2015 Euros 74,986 were invested in the incorporation of the Japanese subsidiary Social Point KK.

Non-current investments in Group companies and associates at 30 June 2015 included also a loan to “Social Point Kabushiki Kaisha” of Euros 3,335.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

8.2                     Current investments

Details of current investments at 30 June 2016 and 30 June 2015 reporting dates are as follows:

2016

	Euros
	Current investments
Categories	31/12/2015	Disposals	31/06/2016
Current deposits	8,656,244	(600,000)	8,056,244
Total	8,656,244	(600,000)	8,056,244

2015

	Euros
	Current investments
	31/12/2014	Disposals	31/06/2015
Current deposits	4,796,629	—	4,796,629
Total	4,769,629	—	4,796,629

At 30 June 2016 and 2015, current investments mainly comprise short-term deposits and market remuneration.

8.3.                  Qualitative information on the nature and level of risk of financial instruments

8.3.1                    Qualitative information

The financial risk management of the Company is centralised under Finance Management, which has mechanisms in place to control exposure to interest rate and exchange rate fluctuations, as well as to credit and liquidity risk. The main financial risks affecting the Company are as follows.

a)        Credit risk:

The Company generally deposits cash and cash equivalents in financial institutions that have high credit ratings.

The Company has no credit insurance to secure receivables from customers due to the apparent solvency of those carrying out a significant volume of transactions.

The Company carries out a high volume of transactions involving small amounts for services rendered electronically to multiple customers.  Nevertheless the collection of amounts due for these services is managed by four intermediaries.

b)        Liquidity risk:

To ensure sufficient liquidity to meet all the payment commitments deriving from its activity, the Company has the cash shown on its balance sheet.

c)         Market risk:

The Company operates internationally and is therefore exposed to currency risk when operating with foreign currencies, especially with regard to the US Dollar.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

8.3.2.                 Quantitative information:

a)        Credit risk:

	30/06/2016	30/06/2015
% of transactions with a single customer	46,14%	44,54%

Furthermore, 10 customers account for the other 53,86% of sales for the six-month period ended 30 June 2016 (55,46 % for the six-month ended 30 June 2015).

b)        Market risk:

	30/06/2016	30/06/2015
Percentage of receivables in US Dollars, for which no exchange rate insurance has been arranged.	100%	100%

9.                            Equity and Capital and Reserves

At the 30 June 2016 and 30 June 2015 reporting dates the share capital of the Company was Euros 10,801 thousand, represented by 216,015 shares of Euros 0.05 par value each, subscribed and fully paid in.

Social Point, S.L. was incorporated on 15 October 2008 with share capital of Euros 60,000, represented by 600 shares with a par value of Euros 60 each, all of the same class, fully subscribed and paid.

At the general meeting on 20 June 2011 the shareholders agreed to a share split, by number and par value. The shares were split in the proportion of 100 new shares for each former share and consequently, the share capital was represented by 60,000 shares, each with a par value of Euros 1. It was also agreed to reduce the share capital by Euros 57,000 with a credit to voluntary reserves, thus the share capital became Euros 3,000. This was carried out by reducing the par value of the 60,000 shares representing share capital by Euros 0.95 per share. As a result of this operation, share capital was represented by 60,000 shares, each with a par value of Euros 0.05.  On the same date, the shareholders agreed to increase share capital by Euros 2,012.50 through the issue of 40,250 new shares with a par value of Euros 0.05 each, bringing share capital to Euros 5,012.50 divided into 100,150 shares.

Additionally, at the same shareholders’ meeting, it was agreed to create two classes of shares (Class A and B) granting different rights to each respective holder in accordance with the Company’s articles of association. Based on the above, 91,226 and 9,024 shares were converted into Class A and Class B shares, respectively.

Subsequently, on 20 June 2011, the shareholders agreed to increase share capital by Euros 1,503.40 through the issue of 30,068 new Class B shares with a par value of Euros 0.05 each and a total share premium of Euros 998,496.60, bringing share capital to Euros 6,515.90 divided into 130,318 shares.

At the general meeting held on 10 October 2011, the shareholders agreed to increase share capital by Euros 753.8 through the issue of 15,076 new Class B shares with a par value of Euros 0.05 each and a total share premium of Euros 1,099,246.20, bringing share capital to Euros 7,269.70 divided into 145,394 shares and with the share premium standing at Euros 2,097,742.80.

At the general meeting held on 25 June 2012, the shareholders approved the creation of a new class of shares (Class C) and the conversion of 4,797 Class A shares into Class C shares, while maintaining the existing numbering.

Additionally, at the same general meeting, the shareholders agreed to increase share capital through a debt to equity swap involving a capitalisable, subordinated participating loan arranged by the Company on 28 February 2012 with a shareholder in an amount of Euros 263.75 by creating 5,275 new Class C shares, with a par value of Euros 0.05 each, bringing share capital to Euros 7,533.45 divided into 150,669 shares with a par value of Euros 0.05 each. The capital increase was performed with a total share premium of Euros 499,736.25. These new shares were fully assumed and paid through full capitalisation of the aforementioned loan.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

Additionally, at the same meeting the shareholders agreed to increase capital through a monetary contribution of Euros 2,147.35 by creating 42,947 Class C shares with a par value of Euros 0.05. Following this capital increase, the Company’s capital amounts to Euros 9,680.60, divided into 193,616 shares with a par value of Euros 0.05 each. The capital increase was performed with a total share premium of Euros 5,052,284.16.

On 28 December 2012 share capital was increased by an amount of Euros 1,119.95 through the creation of 22,399 new Class C shares with a par value of Euros 0.05 each. The capital increase was carried out with a total share premium of Euros 3,034,290.58, or Euros 135.46 per share. Therefore, the capital increase and the share premium at the 2012 year end amounted to Euros 10,801 and Euros 10,684,055, respectively.

At the annual general meeting held on 24 June 2013 the shareholders approved the creation of new Class C-1 shares and the conversion of 6,894 Class A shares into new Class C-1 shares while retaining their current numbers.

At the annual general meeting held on 15 July 2014 the shareholders approved the creation of new Class O shares and the conversion of 15,816 Class A shares, 21,701 Class B shares, 6,195 Class C shares and 123 Class C-1 shares into new Class D shares while retaining their current numbers.

Details of shares by class at 30 June 2016 and 30 June 2015 reporting dates are as follows:

	No. of shares
Class	30/06/2016	30/06/2015
Class A	63,719	63,719
Class B	32,467	32,467
Class C	69,223	69,223
Class C-1	6,771	6,771
Class D	43,835	43,835
Total	216,015	216,015

All shares (A, B, C, C-1 and D) carry 1 right, 1 vote.

The difference between them lies in how they are transmitted and in the preference of payment if the Company is wound up.

If the Company is wound up, shares shall be ranked in order of preference as follows: first, Class C, then, Class B and lastly, Class C-1.

At 30 June 2016 and 30 June 2015 reporting dates, details of legal entities holding at least 10% of the Company’s share capital are as follows:

	% interest
Shareholder	30/06/2016	30/06/2015
Nauta Tech	20.01%	20.01%
lndivest	16.47%	16.47%
Greylock IL	15.23%	15.23%
Highland Capital Partners	16.62%	16.62%

The Company’s shares are not quoted on any stock exchange.

9.1.                  Legal reserve

Pursuant to the Spanish Companies Act, the Company must appropriate at least 10% of profit for the year to the legal reserve until it reaches at least 20% of share capital. The legal reserve may be used to increase share capital provided that the balance left on the reserve is at least equal to 10% of the nominal value of the total share capital after the increase. Other than for the aforementioned purpose, while this reserve does not exceed 20% of share capital, it can be used to offset losses if no other reserves are available.

At 30 June 2016 and 30 June 2015, the legal reserve is fully appropriated.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

9.2.                  Share premium

The share premium originated as a result of the share capital increases carried out during 2012 and 2011.

9.3.                  Voluntary reserve

The Company’s freely available reserves at 30 June 2016 amount to Euros 24,288,922 (Euros 10,770,013 at 30 June 2015.

9.4.                  Capitalisation reserve

Article 25 of Spanish Income Tax Law 27/2014 of 27 November 2014 stipulates that companies or tax groups that opt to reduce their taxable income by an amount equivalent to 10.00% of the increase in equity calculated in accordance with the afore mentioned article 25 must appropriate the amount of the capitalisation reserve to a non-distributable reserve. However, the amount of the reduction in taxable income may not exceed 10.00% of taxable income prior to the reduction. The reserve has the following characteristics:

•             It must be equivalent to the higher of the reduction in taxable income or 10.00% of the increase in equity, calculated in accordance with the provisions of article 25 of Law 27/2014.

•             This reserve is non-distributable during a period of five years from the end of the tax period in which the reduction was generated.

•             The increase in the equity of the Company or the tax group must be maintained throughout every year until it becomes distributable in accordance with the preceding point, except if the Company or tax group incur accounting losses.

Pursuant to article 25.1.b) of Spanish Income Tax Law 27/2014, the board of directors agreed in 2015 to appropriate a non-distributable capitalisation reserve of Euros 983,980.80 with a charge to voluntary reserves. A reclassification of reserves was carried out, creating an appropriately named, separate item on the balance sheet for this new reserve.

9.5.                  Limitations on the distribution of dividends

Once the appropriations required by the law or by-laws have been made, dividends may only be distributed with a charge to profit for the year or freely distributable reserves provided that equity is not reduced to below share capital. If, as a result of prior years’ losses, the Company’s equity falls below its share capital, profits shall be used to offset those losses.

10.                     Financial Liabilities

At the 30 June 2016 and 30 June 2015 reporting dates amounts drawn down on loans from financial institutions are as follows:

2016

	Euros
	Loan principal,	Current
	non-current	Principal	Interest	Total
Payables:
Loans	—	—	—	—
Other	—	40,959	—	40,959
Total	—	40,959	—	40,959

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

2015

	Euros
	Loan principal,	Current
	non-current	Principal	Interest	Total
Payables:
Loans	—	48,476	—	48,476
Other	—	40,733	—	40,733
Total	—	89,209	—	89,209

Loans obtained and the terms thereof are summarised as follows:

On 5 December 2012 the Company obtained a Euros 150,000 loan from a credit institution. The loan term was for 36 months, repayable in 36 monthly instalments beginning on 5 January 2013. The loan accrued interest at market rates and fell due on 5 December 2015.

On 22 November 2012 the Company obtained a Euros 150,000 loan from a credit institution. The loan term was for 36 months, repayable in 36 monthly instalments beginning on 22 November 2012. The loan accrued interest at market rates and fell due on 22 November 2015.

11.                     Public Entities and Taxation

11.1.           Current balances with public entities

Details of balances with governmental entities are as follows:

Receivables

	Euros
	30/06/2016	30/06/2015
Taxation authorities, income tax	265,175	—
Taxation authorities, VAT	389,191	441,847
Total	654,366	441,847

Payables

	Euros
	30/06/2016	30/06/2015
Taxation authorities, VAT	467,376	184,785
Taxation authorities, income tax	—	2,472,738
Social Security contributions payable	730,831	245,458
Total	1,198,207	2,657,523

Income tax expense is calculated based on the financial or accounting income obtained from applying generally accepted accounting principles, which is not necessarily the same as the Company’s taxable income.

11.2.           Reconciliation of accounting profit and taxable income

A reconciliation between accounting profit and taxable income for the six-month period for 2016 and the year 2015 is as follows:

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

2016:

	Euros
	Increases	Decreases	Total
Accounting profit before tax	—	—	742,539
Permanent differences:	67,079	—	67,079
- Donations and gifts (art. 14.1 of the Revised Spanish Income Tax Law)	1,000	—	1,000
- Non-deductible expenses	66,079	—	66,079
Temporary differences:	3,492,040	(2,572,234)	919,806
- originating in current year
Amortisation and depreciation limit	—	(6,092)	(6,092)
Non-deductible provision	3,492,040	(2,566,142)	925,898
Offset of tax loss carryforwards	—	—	—
Taxable income	—	—	1,729,424
Reduction in taxable income for the non-distributable capitalisation reserve			—
ADJUSTED taxable income			1,729,424

2015:

	Euros
	Increases	Decreases	Total
Accounting profit before tax	—	—	11,653,754
Permanent differences:	50,136	—	50,136
- Non-deductible expenses	50,136	—	50,136
Temporary differences:	1,621,966	(3,978,585)	2,356,619
- originating in current year
Amortisation and depreciation limit	—	(6,092)	(6,092)
Non-deductible provision	1,603,308	(3,972,493)	2,369,185
- originating in prior years
Accelerated amortisation and depreciation	18,658	—	18,658
Offset of tax loss carryforwards	—	—	—
Taxable income			9,347,271
Reduction in taxable income for the non-distributable capitalisation reserve			983,981
ADJUSTED taxable income			8,363,290

At 30 June 2016 and 2015 the Company had no tax loss carry forwards pending offset.

At 30 June 2016 and 2015 the Company had no unused deductions or tax losses.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

11.3.           Reconciliation between accounting profit and income tax expense

The reconciliation between accounting profit and income tax expense for 2016 and 2015 is as follows:

	Euros
	30/06/2016	30/06/2015
Accounting profit before income tax	743,539	11,653,754
Impact of permanent differences	67,079	50,136
Tax at 25%	(432,357)	(75,000)
Tax at 28%	—	(2,257,721)
Adjustments due to change in tax rate	—	49,100
Impact of temporary differences	(229,951)	(659,976)
Offset of tax credit	350	574
Tax income for the year	(202,055)	(2,943,023)

Temporary differences relate mainly to charges and applications of provisions recognised by the Company, as described in note 12.

In addition, Law 27/2014 of 27 November 2014, which entered into force in 2014, introduced corporate income tax reforms. These reforms included, inter alia, modifying the general corporate income tax rate to 28% for 2015 and 25% for 2016.

Law 16/2012, which introduced several fiscal measures to consolidate public finances and boost economic activity, was passed on 27 December 2012. One of the aforementioned measures consisted of limiting deductions to 70% of accounting amortisation and depreciation of property, plant and equipment, intangible assets and investment property for the tax periods beginning in 2013 and 2014, thereby generating a temporary difference between tax and accounting criteria of Euros 88 thousand in 2014 (Euros 33 thousand in 2013). This adjustment will be deducted on a straight-line basis over 10 years or optionally over the useful life of the asset, as of the first tax period beginning in 2015.

11.4.           Details of the income tax expense

Details of income tax expense and income are as follows (in Euros):

	30/06/2016	30/06/2015
Current tax:
On continuing operations	(432,006)	(2,332,147)

Deferred tax:
On continuing operations	229,951	(610,876)
Total income tax expense	(202,055)	(2,943,023)

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

11.5.           Recognised deferred tax assets

Details at the 2016 and 2015 reporting dates are as follows:

	Euros
	30/06/2016	30/06/2015
Deferred tax assets from non-deductible provision	904,386	418,190
Total deferred tax assets	904,386	418,190

Based on the best estimate of the Company’s future profits, including certain tax planning initiatives, the directors of the Company have considered it probable that the above deferred tax assets will be recovered, hence they have recognised these in the balance sheet in connection with the provisions described in note 12.

11.6.           Deferred tax liabilities

Details at the 2016 and 2015 reporting dates are as follows:

	Euros
	30/06/2016	30/06/2015
Deferred tax liabilities from accelerated depreciation and amortisation	—	3,385
Total deferred tax liabilities	—	3,385

11.7.           Years open to inspection and tax inspections

In accordance with current legislation, taxes cannot be considered definitive until they have been inspected and agreed by the taxation authorities or before the inspection period of four years has elapsed. At 30 June 2016 date the Company has all of its taxes for the last four years open to inspection. The directors of the Company consider that the aforementioned taxes have been adequately settled, and consequently, even if discrepancies were to arise in the interpretation of prevailing standards with respect to the tax treatment of these operations, the accompanying annual accounts would not be significantly affected by any resulting liabilities.

12.                     Provisions

Details of provisions at 30June 2016 and 30 June 2015 and the main movements during both six-month period are as follows:

2016:

	Euros
Non-current provisions	31/12/2015	Net charge	30/06/2106

Provision for long-term employee benefits (Note 4.13)	2,566,142	925,898	3,492,040
Total non-current	2,566,142	925,898	3,492,040

	Euros
Current provisions	31/12/2015	Charges	Reversals	30/06/2106

Provision for returns	168,758	776,310	(852,156)	92.912
Total current	168,758	776,310	(852,156)	92,912

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

2015:

	Euros
Non-current provisions	31/12/2014	Net Reversal	30/06/2105

Provision for long-term employee benefits (Note 4.13)	3,693,882	(2,090,574)	1,603,308
Total non-current	3,693,882	(2,090,574)	1,603,308

	Euros
Current provisions	31/12/2014	Charges	Reversals	30/06/2105

Provision for returns	116,621	842,787	(810,867))	148,541
Total current	116,621	842,787	(810,867)	148,541

Provisions for long-term employee benefits

As described in note 4.13 the Company implemented a plan linked to the increase in value of Social Point, S.L., whereby certain employees adhering to this plan will receive a cash amount linked to the occurrence of certain triggering events under certain conditions.

The provision recognised at 30 June 2016 and 30 June 2015 reporting dates is equivalent to the present value of the difference between the estimated market value of the Company on occurrence of the triggering event and the market value of the notional percentage assigned to each employee at the date when the employee opts into the plan.

As described in note 4.13 on measurement standards, the Company recognises services received as an expense by nature at the date they are rendered, and the associated liability (to be paid in cash on settlement of the plan). At the 30 June 2016 and 30 June 2015 reporting dates, liabilities are measured at their fair value at the date the requirements for their recognition are met. The present value of the commitments has been determined by a qualified independent expert based on the estimated share price and the following assumptions:

	30/06/2016	30/06/2015
Term to maturity	2.5	2.5
Risk-free rate	1.19%	1.19%
Volatility	71.90%	71.90%

The expected volatility is estimated based on the average two-year historical volatility for companies operating in the same sector.

In the six-month period ended 30 June 16, the recognition of the fair value of liabilities required a net charge Euros 926 thousand of the provision for this incentive in the income statement (net reversal 2,091 thousand in the six month period ended 30 June 2015).

Sensitivity analysis

In 30 June 2016 and 30 June 2015 the market value of the Company on occurrence of the triggering event is based on the share appraisal carried out by an independent expert. Changes in the market value of the Company on occurrence of the triggering event will depend on the future performance of the business.

Had the estimated market value of the Company increased by more than 10% at the 30 June 2016 and 30 June 2015 reporting dates, the provision for long-term employee benefits would have been Euros 436 thousand and Euros 153 thousand higher, respectively.

Current provision for returns

The provision for returns reflects the directors’ best possible estimate.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

13.                     Foreign Currency

Details of the most significant foreign currency balances and transactions, measured at the closing exchange rate and the average exchange rate, respectively, are as follows:

30/06/2016
Euros
Receivables	2,192,297
Payables	3,428,396
Sales	48,854,295

30/06/2015
Euros
Receivables	2,138,310
Payables	2,584,643
Sales	35,769,703

14.                     Income and Expenses

14.1              Revenues

The distribution of revenues by geographical market is as follows:

	Euros
Geographical markets	30/06/2016	30/06/2015

Spain	508,347	405,214
United States	28,582,002	20,669,771
United Kingdom	5,461,531	3,898,904
France	4,058,737	2,235,696
Germany	3,460,009	1,648,471
Brazil	874,333	1,304,735
Canada	3,097,848	510,493
Italy	644,739	1,503,715
Australia	3,064,688	2,368,799
Mexico	901,318	836,924
Other	6,822,090	5,935,179
Total	57,475,642	42,070,238

14.2              Supplies

Supplies essentially comprise commissions for Facebook, Apple, Google and Amazon, in accordance with signed contracts.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

14.3              Personnel expenses

Details of employee benefits expense and provisions are as follows:

	(Euros)
	30/06/2016	30/06/2015

Salaries and wages	8,305,495	3,507,678
Social security	1,696,824	1,155,322
Other employee benefits expenses	1,037,713	548,812
Total	11,040,032	5,211,812

As indicated in note 12, at 30 June 2016 the Company has charged Euros 925,898 of the provision for long-term employee benefits (a reversal of Euros 2,090,574 at June 2015), which had a direct impact on salaries and wages.

14.4              Other operating expenses

A breakdown of the operating expenses in the six-month period ended 30 June 2016 and 2015 is as follows:

	Euros
	30/06/2016	30/06/2015

Leases and royalties	2,885,640	2,036,539
Repairs and maintenance	7,379	14,462
Other independent professional services	1,232,724	1,522,863
Insurance premiums	15,891	12,357
Banking and similar services	24,694	8,476
Advertising, publicity and public relations	24,104,108	9,099,912
Utilities	74,959	63,387
Other services	744,613	483,387
Other taxes	2,093	—
Losses, impairment and changes in trade provisions	2,794	9,496
Total	29,094,895	13,250,954

In the first quarter of 2016, Social Point world wide launched two new games (World Chef and Dragon Land). This two launches were supported by big campaigns of digital marketing and youtubers campaigns. For that reason, total marketing investment in the first quarter of 2016 amounted to $20.6M. In the same period of the previous year the total marketing investment was of $6M

15.                     Environmental Information

Due to the nature of its activity, the Company does not have any environmental liabilities, expenses, assets, provisions or contingencies that are significant in comparison to its equity, financial position or profit and loss. Consequently no specific breakdowns of environmental information have been included in these notes.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

16.       Other Information

16.1              Personnel

The average headcount of the Group at 30 June 2016 and 2015 distributed by category, is as follows:

Category	30/06/2016	30/06/2015
Directors	7	7
Senior management personnel	8	7
Administration staff	13	11
Technical staff	245	225
Total	273	250

At 30 June 2016 and 30 June 2015 the distribution by gender and category is as follows:

	30/06/2016		30/06/2015
Category	Male	Female	Male	Female
Directors	7	—	7	—
Senior management personnel	11	1	10	1
Administration staff	4	9	3	8
Technical staff	202	39	173	34
Total	224	49	193	43

The average number of employees with a disability rating of 33% or higher (or equivalent local rating) 30 June 2016, is as follows

Category	30/06/2016
Technical staff	1
Total	1

16.2              Information on the Company’s board of directors and senior management personnel

In the six-months period ended 30 June 2016 and 2015 remuneration paid to the members of the board of directors and senior management personnel amounted to Euros 1,643 thousand and Euros 1,415 thousand, respectively..

At 30 June 2016 and 2015 members of the board of directors have not received any loans or advances.

16.3              Conflicts of interest concerning the directors

At the 2016 reporting date neither the members of the board of directors of Social Point, S.L. nor any of their related parties as defined by the Spanish Companies Act, have informed the other members of the board of any conflicts of interests, direct or otherwise, with the Company.

(Continued)

SOCIAL POINT, S.L.

Notes to the Interim Financial Statements

17.                     Events after the Reporting Period

On October 19, 2016, the Company received notification from the Tax Authorities that they will be carrying out a limited review of the Value Added Tax for 2015.

On January 6, 2017, the Company received notification from the Tax Authorities that they will also be carrying out a limited review of the Value Added Tax for 2013.

On January 30, 2017 dividends totalling Euros 28,897,188 were distributed with a charge to the Share premium (Euros 10,684,055) and Voluntary reserves (Euros 18,213,133).

On January 31, 2017 Take-Two Invest España, S.L. acquired 100% of the share capital of Social Point. This change in shareholders represents one of the triggering events of the incentives plan detailed in note 12, which will therefore be effectively paid within 12 months following the transaction date. The amount to be paid has been estimated at Euros 13,789 thousand.

On January 31, 2017, the Company changed the year end for the statutory annual accounts from December 31 to March 31.

18.                     Summary of significant differences between Spanish GAAP and US GAAP

The Company prepares its financial statements in accordance with the legislation governing financial information applicable to the Company in Spain (“Spanish GAAP”) which differs in certain respects from accounting principles generally accepted in the United States of America (“US GAAP”). A summary of significant differences between the two sets of accounting principles which are applicable to the Company is set out below:

a)                 Revenue recognition of sales of virtual goods

Under Spanish GAAP, revenue from the sale of virtual goods is recognized when a user acquires and receives such goods.

Under US GAAP, revenue is recognized when persuasive evidence of an arrangement exists, the seller’s price to the customer is fixed or determinable, collection is reasonably assured and delivery has occurred or services have been rendered. Because of the Company’s continued obligation to the consumer to facilitate the use of the acquired virtual good, revenue is recognized rateably over the estimated offering period.

b)                 Share based payments (long-term employee benefits)

Under Spanish GAAP, phantom share based plans to be liquidated in cash are recognized as liabilities and are initially measured at the fair value and subsequently remeasured each period until their settlement. The change in fair value is recognized as financial expense, which is not a component of operating expense.

Under US GAAP phantom share plans are also treated as liabilities and remeasured each period. However, the remeasurement of the liability is classified as a personnel expense, which is a component of operating expense.

c)                  Deferred taxes

Under Spanish GAAP, deferred tax assets and deferred tax liabilities are recognized on the balance sheet at their realizable value as non-current assets or liabilities, regardless of the expected date of realization or liquidation. To be able to recognize an asset, it must be likely that the Company will have future tax benefits which will allow the Company to compensate the negative tax bases within a period not exceeding the period provided by tax legislation.

Under US GAAP deferred tax assets are recognized in full and a valuation allowance is separately recognized to reduce the value to the amount that is more likely than not to be realized.

Barcelona,14 April, 2017